UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CYTORI THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 28, 2019

CYTORI THERAPEUTICS, INC. Headquarters 3020 CALLAN RD SAN DIEGO, CALIFORNIA 92121	Meeting Location: CYTORI THERAPEUTICS, INC 3020 CALLAN RD SAN DIEGO, CALIFORNIA 92121

Dear Cytori Therapeutics, Inc. Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of the stockholders of Cytori Therapeutics, Inc. (the “Annual Meeting”).  The Annual Meeting will be held on May 28, 2019, commencing at 9:00 a.m., San Diego local time, at the Cytori Therapeutics, Inc. corporate offices, located at 3020 Callan Rd., San Diego, California 92121.

The meeting will be webcast live for those who are unable to attend in person. To access the webcast of the meeting, please visit the Investor Relations section of our corporate website at ir.cytori.com. To vote online, please see the instructions on the accompanying proxy card.

The items of business for the meeting are:

(i)	Election of members of our Board of Directors for a one-year term;
(ii)	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2019 fiscal year;
(iii)	Approval of the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan;
(iv)

Approval of an amendment to our amended and restated certificate of incorporation, as amended, to effect, at the discretion of our Board of Directors (with the effectiveness or abandonment of such amendment to be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law) a reverse stock split of our shares of common stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than 1-for-5 and not greater than 1-for-50, such exchange ratio to be determined by our Board of Directors at its sole discretion;

(v)	Non-binding advisory vote on compensation of our named executive officers; and
(vi)	Transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends the approval of each of these proposals.

We have attached a Proxy Statement that contains more information about these items and the Annual Meeting.  Only stockholders that own stock at the close of business on March 29, 2019, the record date, can vote at the Annual Meeting.  A list of our stockholders entitled to vote will be available for inspection by any stockholder at our offices in San Diego, during normal business hours for ten business days prior to the Annual Meeting. This list will also be available during the Annual Meeting.

As permitted by rules adopted by the U.S. Securities and Exchange Commission, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. We will send our stockholders a notice with instructions for accessing the proxy materials and voting electronically over the Internet or by telephone.  The notice also provides information on how stockholders may request paper copies of our proxy materials.  For those stockholders who elect to receive their proxy materials in the mail, please review the Proxy Statement and Annual Report and vote using the enclosed proxy card.

We hope that you will find it convenient to attend the Annual Meeting in person.  Whether or not you expect to attend, please vote electronically over the Internet or by telephone, or if you receive a proxy card in the mail, by mailing the completed proxy card to us to ensure your representation at the Annual Meeting and the presence of a quorum.  If you decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.  If your shares are held in the name of a bank or broker, however, you must obtain a legal proxy from the bank or broker to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

MARC H. HEDRICK

President & Chief Executive Officer

San Diego, California, USA
April 18, 2019

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (THE “NOTICE” ) YOU RECEIVED IN THE MAIL, THE QUESTION “WHAT DIFFERENT METHODS CAN I USE TO VOTE?” IN THIS PROXY STATEMENT, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, CA 92121
(858) 458-0900

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2019

This Proxy Statement and the Company’s 2018 Annual Report are both available at www.proxyvote.com.

Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, CA 92121
(858) 458-0900

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

The 2018 Annual Report to Stockholders, including financial statements, is being made available to stockholders together with these proxy materials on or about April 18, 2019.

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of our Board of Directors (“Board”) to be used at our Annual Meeting of Stockholders to be held on May 28, 2019 at 9:00 a.m., San Diego local time (“Annual Meeting”), and at any adjournment or postponement of the Annual Meeting, for the purposes set forth in the accompanying notice of Annual Meeting.

We have fixed the close of business on March 29, 2019 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of shares of our common stock on that date are entitled to notice of and to vote at the Annual Meeting.

Questions and Answers about the Meeting and Voting

Q: What is a Proxy Statement and why has this Proxy Statement been provided to me?

A:  A Proxy Statement is a document that the U.S. Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy card with regard to voting on proposals at the Annual Meeting.  Among other things, a Proxy Statement describes those proposals and provides information about us.  Our Board is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.  The Annual Meeting will be held at the Cytori Therapeutics, Inc. corporate offices, located at 3020 Callan Road, San Diego, California 92121. We will use the proxies received in connection with proposals to:

(i)	Elect members of our Board for a one-year term;
(ii)	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2019 fiscal year;
(iii)	Approve the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan;
(iv)

Approve the amendment to our amended and restated certificate of incorporation, as amended, to effect, at the discretion of our Board of Directors (with the effectiveness or abandonment of such amendment to be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law) a reverse stock split of our shares of common stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than 1-for-5 and not greater than 1-for-50, such exchange ratio to be determined by our Board of Directors at its sole discretion;

(v)	Provide a non-binding advisory vote on the compensation of our named executive officers; and
(vi)	Transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Proxy Statement | Page 2

Q:  Why did I receive a notice in the mail regarding Internet availability of proxy materials this year instead of a full set of proxy materials?

A:  We provide access to our proxy materials on the Internet.  Some stockholders (those who hold in “street name”) will not receive printed copies of the proxy materials unless requested. Instead, these stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) that will instruct you as to how you may access and review the proxy materials on the Internet. The Notice explains how you may vote your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting printed materials included in the Notice.

Q:  What is a proxy?

A:  A proxy is your legal designation of another person to vote the stock you own.  That designee is referred to as a proxy holder. Designation of a particular proxy holder can be effected by completion of a written proxy card, or by voting via the Internet or by telephone.  Our President, Chief Executive Officer and Director, Marc H. Hedrick, M.D., and our Chief Financial Officer, Gary Titus, have each been designated as the proxy holders for the Annual Meeting.

Q:  What is the difference between a stockholder of record and a beneficial owner who holds stock in street name?

A:  You are a stockholder of record, or a “registered holder”, if your shares are registered in your own name through our transfer agent. You are a beneficial owner of our stock in street name if you hold your shares through a broker, bank or other third party institution (in this situation, the banks, brokers, etc. are the stockholders of record). The vast majority of our stockholders are represented on our share register in the name of a bank, broker or other third party institution and not in their own name. If you have elected to hold your shares in certificate form, your name will appear directly on our register as a stockholder of record.

Q:   What different methods can I use to vote?

A:  If you are a registered holder and you are viewing this proxy over the Internet, you may vote electronically over the Internet. For those stockholders who receive a paper proxy in the mail, you may also vote electronically over the Internet or by telephone or by completing and mailing the proxy card provided. The website identified in our Notice provides specific instructions on how to vote electronically over the Internet. Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials.

If you are the beneficial owner of stock in street name, that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from your broker, bank or other nominee that must be followed in order for you to vote your shares. Your broker will be sending you a Notice which contains instructions on how to access the website and to vote your shares. If, however, you have elected to receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will receive a voting instruction form.  Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided.

Stockholders who have previously elected to access our proxy materials and annual report electronically over the Internet will continue to receive an email, referred to in this Proxy Statement as an email notice, with information on how to access the proxy information and voting instructions.

Only proxy cards and voting instruction forms that have been signed, dated and timely returned and only proxies that have been timely voted electronically or by telephone will be counted in the quorum and voted.  The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, May 27, 2019.

Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

You may also vote your shares in person at the Annual Meeting. If you are a registered holder, you may request a ballot at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the

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meeting, you must obtain a legal proxy issued in your name from your broker, bank or other nominee and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you receive more than one Notice, email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Q:  What is the record date and what does it mean?

A:  The record date for the 2019 Annual Meeting is March 29, 2019. The record date is established by our Board as required by Delaware General Corporation Law.  Owners of our common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

Q:  How can I change my vote?

A:  You may revoke your proxy and change your vote at any time before the final vote at the meeting.  You can revoke a proxy by giving written notice or revocation to our Corporate Secretary, following the Internet voting instructions, delivering a later dated proxy, or voting in person at the meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked.

Q:  What are my voting choices when voting for director nominees and what vote is needed to elect directors?

A:  In voting on the election of director nominees to serve until the 2020 Annual Meeting, stockholders may vote in favor of each nominee, or may withhold votes as to each nominee. In addition, if any other candidates are properly nominated at the meeting, stockholders of record who attend the meeting could vote for the other candidates. Directors will be elected by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting, provided a quorum is present.  Stockholders are not entitled to cumulative voting rights with respect to the election of directors.  Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “AGAINST” this proposal. Broker non-votes with respect to this proposal will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

The Board recommends a vote “FOR” each of the director nominees identified in this Proxy Statement.

Q:  What are my voting choices when voting to ratify the appointment of our independent registered public accounting firm, and what vote is needed to ratify the appointment?

A:  In voting on the ratification of the appointment our independent registered public accounting firm, stockholders may vote in favor of or against the appointment, or may abstain from voting on the appointment. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voting at the meeting is required to approve this proposal. Abstentions will be counted as present for purposes of determining a quorum and are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. We expect brokers to have discretionary authority to vote on this proposal; broker non-votes, if any, will have no effect on this proposal.

The Board recommends a vote “FOR” ratification.

Q:  What are my voting choices when voting to approve the amendment and restatement of our 2014 Equity Incentive Plan?

A:  In voting on the approval of the amendment and restatement of our 2014 Equity Incentive Plan, stockholders may vote in favor of the approval or against the approval, or may abstain from voting. The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to

Proxy Statement | Page 4

this proposal and will, therefore, be treated as votes “AGAINST” this proposal. Broker non-votes with respect to this proposal will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

The Board recommends a vote “FOR” approval of the amendment and restatement of our 2014 Equity Incentive Plan.

Q:  Why is the Company seeking approval for a reverse stock split?

A:  On August 28, 2018, we received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the our common stock for the previous 30 consecutive trading days, we no longer met the requirement to maintain a minimum bid price of $1 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided a period of 180 calendar days, or until February 25, 2019, in which to regain compliance. We were unable to regain compliance with the minimum bid price requirement within this 180-day period, and requested an additional 180 calendar day compliance period, or until August 26, 2019, to regain compliance and was granted such extension on February 26, 2019.

To cure the listing deficiency and comply with Nasdaq’s requests, we are requesting stockholder approval of a reverse stock split of our common stock, as further described in Proposal #4 of this Proxy statement.

Our Board of Directors has approved the reverse stock split as a means of increasing the share price of our common stock. Our Board of Directors believes that it is in our best interests to maintain our listing on Nasdaq Capital Market (“NCM”) to provide for broader trading of our common stock and to facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split to facilitate the continuation of our listing on the NCM. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all.

Q:  What are the consequences of being delisted from The Nasdaq Stock Market?

A:  If we do not effect the reverse stock split, it is likely that we will not be able to meet the $1 minimum closing bid price continued listing requirement of NCM, and, consequently, our common stock would be delisted from the NCM. If we are delisted from the NCM, we may be forced to seek to be traded on the OTC Bulletin Board or the “pink sheets,” which would require our market makers to request that our common stock be so listed. There are a number of negative consequences that could result from our delisting from the NCM, including, but not limited to, the following:

•	The liquidity and market price of our common stock may be negatively impacted and the spread between the “bid” and “asked” prices quoted by market makers may be increased;

•

Although the reverse stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value;

•	Our access to capital may be reduced, causing us to have less flexibility in responding to our capital requirements;

•	Existing or prospective institutional investors may be less interested or prohibited from investing in our common stock, which may cause the market price of our common stock to decline;

•	We will no longer be deemed a “covered security” under Section 18 of the Securities Act of 1933, as amended, and, as a result, we will lose our exemption from state securities regulations. This

Proxy Statement | Page 5

means that granting stock options and other equity incentives to our employees will be more difficult; and

•	If our stock is traded as a “penny stock,” transactions in our stock would be more difficult and cumbersome.

Q: How will the reverse stock split work?

A:  Instead of being asked to approve a fixed number of Company common stock that will be combined into one share of common stock, the Company’s stockholders are being asked to approve a range of shares of Common Stock – between 5 and 50 shares - which will be combined into one share of common stock. Approval of this range will authorize our Board of Directors in its discretion to effect the reverse stock split using any exchange ratio within the range and with an accompanying reduction in the authorized common stock, or not to effect a reverse stock split at all.

Q:  Why am I being asked to approve a range of reverse stock split ratios rather than a fixed ratio?

A:  Our Board of Directors believes it is in the best interest of the Company and its stockholders to retain the discretion to fix the exact reverse split exchange ratio immediately prior to consummation of the reverse split.  Our stock stock price has experienced significant volatility recently due to a combination of factors, including the effects of recent financing transactions and restructurings, our Nasdaq delisting deficiency, the market’s perceptions of our clinical, operational and financial results and prospects, as well as recent data outcomes in our clinical trials and general economic conditions as a whole. Further, we have a number of potential milestones and other events that may occur or otherwise be announced that could positively or negatively affect our stock price and thus impact the reverse split exchange ratio.  Should our stockholders approve our reverse stock split proposal, our Board of Directors will take into account our then-current stock price and appropriate related factors before determining a final reverse split ratio.

Q:  If the stockholders approve the reverse stock split proposal, when would the Company implement the reverse stock split?

A:  We currently expect that the reverse stock split will be implemented as soon as practicable after the receipt of the requisite stockholder approval so as to provide sufficient time for the closing bid price of our stock to exceed $1 for at least ten (10) consecutive trading days prior to August 26, 2019. However, our Board of Directors will have the discretion to delay or abandon the reverse stock split if believes it to be in the best interests of Cytori and our stockholders to do so.

Q:  What would be the principal effects of the reverse stock split?

A:  The reverse stock split will have the following effects:

•

the market price of our common stock immediately upon effect of the reverse stock split will increase substantially over the market price of our common stock immediately prior to the reverse stock split;

•

the number of shares of our common stock outstanding and reserved for issuance (including shares issuable upon exercise of outstanding warrants and equity incentive awards) will be reduced to between one-fifth (1/5th) and one-fiftieth (1/50th) of the number of shares currently outstanding (except for the effect of eliminating fractional shares), depending upon the reverse stock split exchange ratio determined by our Board of Directors; and

•	the number of authorized shares of our common stock will be maintained at 100,000,000 shares.

Q:  Are my pre-split stock certificates still good after the reverse stock split? Do I need to exchange them for new stock certificates?

Proxy Statement | Page 6

A:  As of the effective date of the amendment to our certificate of incorporation, each certificate representing pre-split shares of common stock will, until surrendered and exchanged, be deemed to represent only the relevant number of post-split shares of common stock as a result and at the time of the reverse stock split. As soon as practicable after the effective date of the reverse stock split, our transfer agent, Broadridge, will mail you a letter of transmittal. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of the Company’s common stock either as stock certificates (including legends, if appropriate) or electronically in book-entry form, as determined by the Company.

Q. What if I hold some or all of my shares electronically in book-entry form and I am a registered stockholder? Do I need to take any action to receive post-split shares?

A. If you hold shares of our common stock in book-entry form (that is, you do not have stock certificates evidencing your ownership of our common stock but instead received a statement reflecting the number of shares registered in your account), you do not need to take any action to receive your post-split shares. If you are entitled to post-split shares, a transaction statement will be sent automatically to your address of record indicating the number of shares you hold. However, if you hold any shares in certificated form, you must still surrender and exchange your stock certificates for those shares and provide a properly completed and executed letter of transmittal.

Q. What if I hold some or all of my shares in street name (that is, through a broker, bank or other third party institution)? Do I need to take any action to receive post-split shares?

A. If you hold shares of our common stock in street name through a brokerage, bank or other third party institution (that is, you do not have stock certificates evidencing your ownership of our common stock but instead received a statement reflecting the number of shares registered in your account from your broker, bank or other third party nominee), you do not need to take any action to receive your post-split shares. If you are entitled to post-split shares, your next transaction statement from your broker, bank or other third party nominee will indicate the number of shares you hold on a post-reverse stock split basis.

Q. What happens to any fractional shares resulting from the reverse stock split?

A. Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number.

Q. What happens to equity awards under the Company’s equity incentive plans as a result of the reverse stock split?

A. All shares of the Company’s common stock subject to outstanding equity awards under our 2004 Equity Incentive Plan, 2011 Employee Stock Purchase Plan, 2014 Equity Incentive Plan and 2015 New Employee Incentive Plan (our “Plans”) will be converted and combined upon the effective date of the reverse stock split into common stock at the ratio determined by our Board of Directors (and subject to adjustment for fractional interests). In addition, the exercise price of outstanding equity awards (including stock options and stock appreciation rights) will be proportionately increased such that the approximate aggregate exercise prices for such equity awards will remain the same following the reverse stock split. No fractional shares will be issued pursuant to the Plans following the reverse stock split. Therefore, if the number of shares subject to the outstanding equity awards immediately before the reverse stock split is not evenly divisible (in other words, it would result in a fractional interest following the reverse stock split), the number of shares of common stock issuable pursuant to such equity awards (including upon exercise of stock options and stock appreciation rights) will be rounded up to the nearest whole number.

Q:  What are my voting choices when voting on the approval of an amendment to our certificate of incorporation to effect a reverse stock split?

A:  In voting on the approval of an amendment to our certificate of incorporation to effect a reverse stock split, stockholders may vote in favor of the approval or against the approval, or may abstain from voting. The affirmative vote of a majority of the shares outstanding and entitled to vote on such proposal is required to approve

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this proposal. Because a majority of shares outstanding and entitled to vote is required for approval, abstentions, broker non-votes, if any, and shares not present at the annual meeting and entitled to vote with respect to this proposal will have the same effect as votes “AGAINST” this proposal. We expect brokers to have discretionary authority to vote on this proposal.

The Board recommends a vote “FOR” approval of an amendment to our certificate of incorporation to effect a reverse stock split.

Q:  What are my voting choices when voting to approve, on an advisory basis, the compensation of the Company’s named executive officers?

A.  In voting on the approval, on an advisory basis, of the compensation of our named executive officers, stockholders may vote in favor of the approval or against the approval, or may abstain from voting on the approval of such compensation.  The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal is required to approve this proposal.  Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “AGAINST” this proposal.  Broker non-votes with respect to this proposal will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.   This vote is advisory, and therefore not binding on the Board.  Although the vote is non-binding, the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.

Q:  How will a proxy get voted?

A:  If you properly complete and return a proxy card or vote by Internet or by telephone, the designated proxy holders will vote your shares as you have directed. If you sign a proxy card but do not make specific choices or if you vote by Internet or telephone but do not make specific choices, the designated proxy holders will vote your shares as recommended by the Board as follows:

•	“FOR” the election of each listed nominee for director;
•	“FOR” ratification of BDO USA, LLP as our independent registered public accounting firm for the 2019 fiscal year;
•	“FOR” approval of the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan;
•	“FOR” approval of an amendment to our certificate of incorporation to effect a reverse stock split; and
•	“FOR” approval, on an advisory basis, of the compensation of our named executive officers.

Q:   How are abstentions and broker non-votes counted?

A:  Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.    An abstention occurs when a stockholder withholds his or her vote by checking the “abstain” box on the proxy card or (if present and voting at the meeting) a ballot.  A broker non-vote occurs when a broker, bank, or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers submits a proxy for the Annual Meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.   Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on non-routine matters.  We expect routine matters to include the ratification of the appointment of our independent registered public accounting firm and the approval of the reverse stock split. We expect non-routine matters to include the election of directors and the other proposals in this proxy statement.  However, whether brokers have discretion to vote on matters is ultimately determined by the brokers and their relevant regulator on this matter

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and they may make a determination that is different from what we expect to be the case.  If that occurs, brokers may be able to vote your shares on matters on which we do not expect them to have discretion to vote.  Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a stockholder to ensure your shares are voted in the manner in which you want them voted.

Q:   Who pays for the solicitation of proxies?

A:  We pay the entire cost of the solicitation of proxies.  This includes preparation, assembly, printing, and mailing of the Notice, this Proxy Statement and any other information we send to stockholders.  We may supplement our efforts to solicit your proxy in the following ways:

•	We may contact you using the telephone or electronic communication;
•	Our directors, officers or other regular employees may contact you personally; or
•	We may hire agents for the sole purpose of contacting you regarding your proxy.

If we hire soliciting agents, we will pay them a reasonable fee for their services.  We will not pay directors, officers or other regular employees any additional compensation for their efforts to supplement our proxy solicitation.  We anticipate banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of common stock entitled to vote at the Annual Meeting and that we will reimburse those persons for their out-of-pocket expenses incurred in performing such services.

Q:   What constitutes a quorum?

A:  For business to be conducted at the Annual Meeting, a quorum must be present.  A quorum exists when at least 33 ⅓ % of the holders of shares of our common stock issued, outstanding and entitled to vote are represented at the meeting.  Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

Q:  How many votes may I cast? How many shares are eligible to be voted?

A:  You may cast one vote for every share of our common stock that you owned on the record date. As of the record date, March 29, 2019, there were 21,905,795 shares of common stock outstanding, each of which is entitled to one vote.

Q:   How will voting on any “other business” be conducted?

A:  Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any additional business is presented at the Annual Meeting, your signed proxy card gives authority to the designated proxy holders to vote on such matters according to their best judgment.

Q:  Where can I find the voting results of the Annual Meeting?

A:  We will publish the final voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days of the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, we will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

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PROPOSAL #1

ELECTION OF DIRECTORS

The Board currently consists of four (4) persons.  The Board, upon recommendation of our Governance and Nominating Committee, has nominated the following persons listed below for election as directors. The names of the four (4) nominees for election as directors are set forth below (the ages shown are as of March 31, 2019). All of the nominees are currently serving as members of our Board.  All directors are elected annually and serve one-year terms until the next Annual Meeting, or until their respective successors are duly elected. All of the nominees listed below are expected to serve as directors if they are elected.  If any nominee should decline or be unable to accept such nomination or to serve as a director, an event which our Board does not now expect, our Board reserves the right to nominate another person or to vote to reduce the size of our Board.  If another person is nominated, the proxy holders intend to vote the shares to which the proxy relates for the election of the persons nominated by our Board.

For more information on nomination of directors, see “Director Nominations” below in the section entitled “Corporate Governance.”

The Board recommends a vote “FOR” the nominees named below:

Director Nominees

Name	Age	Position
Richard J. Hawkins	70	Chairman of the Board
Marc H. Hedrick, MD	56	President and Chief Executive Officer and Director
Gregg A. Lapointe	60	Director
Ronald A. Martell	57	Director

Richard J. Hawkins has served on our Board since December 2007.  In 1982, Mr. Hawkins founded Pharmaco, a clinical research organization, or CRO, that merged with the predecessor of PPD-Pharmaco in 1991 and is one of the largest CROs in the world today.  In 1992, Mr. Hawkins co-founded Sensus Drug Development Corporation, or SDDC, a privately-held company focused on the treatment of drugs to treat endocrine disorders, which developed and received regulatory approval for SOMAVERT®, a growth hormone antagonist approved for the treatment of acromegaly, which is now marketed by Pfizer, Inc., and he served as Chairman of SDDC until 2000.  In 1994, Mr. Hawkins co-founded Corning Biopro, a contract protein manufacturing firm, where he served on the Board until Corning BioPro’s sale to Akzo-Nobel, N.V., a publicly-held producer of paints, coatings and specialty chemicals, in 2000.  In September 2003 Mr. Hawkins founded LabNow, Inc., a privately held company that develops lab-on-a-chip sensor technology, where he served as the Chairman and CEO until October 2009.  Mr. Hawkins has served on the Board of SciClone Pharmaceuticals, Inc., a publicly-held specialty pharmaceutical company, from October 2004 through December 2017.  In February 2011, Mr. Hawkins became CEO, and is currently CEO, of Lumos Pharma, Inc., a privately-held pharmaceutical company. He served on the Presidential Advisory Committee for the Center for Nano and Molecular Science and Technology at the University of Texas in Austin, and was inducted into the Hall of Honor for the College of Natural Sciences at the University of Texas.  Mr. Hawkins is a member of the National Ernst & Young Entrepreneur of the Year Hall of Fame. Mr. Hawkins graduated cum laude with a B.S. in Biology from Ohio University, where he later received Ohio University Konneker Medal, the highest award given to a faculty member or former student for entrepreneurial excellence.  Mr. Hawkins’s qualifications to sit on our Board include his executive experience working with life sciences companies, his extensive experience in pharmaceutical research and development, his knowledge, understanding and experience in the regulatory development and approval process and his service on other public company boards and committees. On January 25, 2018, Mr. Hawkins was appointed to serve as Chairman of our Board of Directors.

Marc H. Hedrick, M.D. was appointed as Chief Executive Officer of the Company in April 2014. He was appointed as President of the Company in May 2004, and joined us as Chief Scientific Officer and Medical Director in October 2002.  Dr. Hedrick has also served as a member of our Board since October 2002.  In December 2000, Dr. Hedrick co-founded and served as President and Chief Executive Officer and Director of StemSource, Inc., a privately-held company specializing in stem cell research and development, which was acquired by us in 2002.  He is a plastic surgeon and is a former Associate Professor of Surgery and Pediatrics at the University of California, Los Angeles, or

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UCLA.  From 1998 until 2005, he directed the Laboratory of Regenerative Bioengineering and Repair for the Department of Surgery at UCLA.  Dr. Hedrick earned his M.D. degree from University of Texas Southwestern Medical School, Dallas and an M.B.A. from UCLA Anderson School of Management.  Dr. Hedrick’s qualifications to sit on our Board include his experience as a general, vascular and plastic surgeon; his academic appointments and achievements in the life sciences; his executive and managerial experience in stem cell research and scientific product development; and his foundational knowledge and experience of and contributions to our technology and operations.   In addition, Dr. Hedrick has extensive global experience and familiarity with the cell therapy and regenerative medical industry.

Gregg A. Lapointe has served on our Board since March 2017.  Mr. Lapointe is currently the Chief Executive Officer of Cerium Pharmaceuticals, Inc., a privately-held specialty pharmaceutical company. From April 2008 to March 2012, Mr. Lapointe served as Chief Executive Officer of Sigma-Tau Pharmaceuticals, Inc., a pharmaceutical company focused on rare disorders and the U.S. wholly-owned subsidiary of Sigma-Tau Finanziaria S.pA. He served as Chief Operating Officer of Sigma-Tau Pharmaceuticals, Inc. from November 2003 to March 2008. Mr. Lapointe also serves on the boards of Soligenix, Inc., a publicly-held biopharmaceutical company (since March 2009), Rigel Pharmaceuticals, Inc., a publicly-held biopharmaceutical company (since November 2017) and S1Biopharma, Inc. a privately held biopharmaceutical company.  Mr. Lapointe previously served as a director of SciClone Pharmaceuticals, Inc., from March 2009 through October 2016, Raptor Pharmaceuticals Corp. from December 2014 until its acquisition by Horizon Pharma plc in October 2016.  Mr. Lapointe is a Certified Public Accountant in the United States. He holds a Bachelor of Commerce degree from Concordia University of Montreal, a Graduate Diploma in Public Accountancy from McGill University of Montreal and an M.B.A. from Duke University.  Mr. Lapointe’s qualifications to sit on our Board include his substantial experience in finance, management and specialty drug commercialization, including operational experience as the CEO of a pharmaceutical development and sales organization.

Ronald A. Martell has served on our Board since December 2016.   Mr. Martell has more than 25 years’ experience building and managing unique businesses in the biotech industry.  Mr. Martell is currently a founder of Achieve Life Sciences, ORCA BioSystems, Inc. and Cetya Therapeutics, Inc.  Most recently he served as Chief Executive Officer of Sevion Therapeutics and Executive Chairman of KaloBios Pharmaceuticals, Inc.  Prior to Sevion, Mr. Martell was President and CEO of NeurogesX and sold the company’s assets to Acorda Therapeutics. Prior to NeurogesX he was Chief Executive Officer of Poniard Pharmaceuticals.  Before joining Poniard, he served in the capacity of the Office of the CEO and as Senior Vice President of Commercial Operations at ImClone Systems. Mr. Martell built ImClone Systems' Commercial Operations and field sales force to market and commercialize Erbitux® with partners Bristol-Myers Squibb and Merck KGaA. Prior to joining ImClone Systems, Mr. Martell worked for 10 years at Genentech, Inc., or Genentech, in a variety of positions, the last of which was Group Manager, Oncology Products. At Genentech, he was responsible for the launch of Herceptin® for metastatic HER-2 positive breast cancer and Rituxan® for non-Hodgkin's lymphoma.  Mr. Martell began his career at Roche Pharmaceuticals. Mr. Martell’s qualifications to sit on our Board include his executive experience working for life sciences companies, his extensive experience in pharmaceutical business development, his knowledge, understanding of and experience in developing and commercializing pharmaceutical products, and his service on other public company boards and committees.

Required Vote

The nominees will be elected by an affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal, assuming a quorum is present. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal. Broker non-votes will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal. Stockholders do not have cumulative voting rights in the election of directors.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD NAMED ABOVE.

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PROPOSAL #2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP, or BDO, as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and has further directed that we submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.

BDO has served as our independent registered public accounting firm since July 2016. The selection of the independent registered public accounting firm is not required to be submitted for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BDO. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that the change would be in the Company’s best interests.

Representatives of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Additional information concerning the Audit Committee and BDO can be found in the “Audit Matters” section of this Proxy Statement.

Required Vote

The proposal to ratify the appointment of BDO requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019.

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PROPOSAL #3

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
CYTORI THERAPEUTICS, INC.
2014 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan.  The Cytori Therapeutics, Inc. 2014 Equity Incentive Plan, as amended, as currently in effect, is referred to herein as the “2014 Plan.”  On April 5, 2019, our Board approved the amendment and restatement of the 2014 Plan, subject to stockholder approval.  The amended and restated 2014 Plan is referred to herein as the “Restated Plan.”  The Restated Plan will become effective upon stockholder approval.

The share numbers and share prices set forth in this Proposal #3 are “pre-split” and do not take into account the reverse stock split the stockholders are also being asked to approve (with a proposed range of reverse stock split ratios between 1-for 5 and 1-for-50, with the exact ratio to be determined by our Board of Directors).  Assuming approval of the reverse stock split and the Restated Plan are obtained, the share numbers under the Restated Plan, and all outstanding awards under the 2014 Plan and our other equity plans, will be proportionately adjusted in accordance with the terms of the outstanding awards and plans.  All of the figures in this proposal will be adjusted if such proposal is approved.

Overview of Proposed Amendments and Key Features

Increase in Share Reserve; ISO Limit.  Our Board believes that approval of Restated Plan is in the best interests of our Company and stockholders because the availability of an adequate number of shares reserved for issuance under our equity compensation plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success.  As of March 29, 2019, a total of 1,040,013 shares of our common stock were reserved under the 2014 Plan, the aggregate number of shares of common stock subject to awards under the 2014 Plan was 89,135 and 950,878 shares of common stock remained available under the 2014 Plan for future issuance (which numbers do not give effect to the proposed reverse stock split).

Pursuant to the Restated Plan, an additional 4,000,000 shares will be reserved for issuance under the Restated Plan over the existing share reserve under the 2014 Plan (which numbers do not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved).

Pursuant to the Restated Plan, the maximum number of shares of common stock that may be issued or transferred pursuant to incentive stock options (“ISOs”), as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), under the Restated Plan shall be increased from 1,040,013 shares to 5,040,013 (which numbers do not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved).

All of the foregoing numbers shall be subject to adjustment pursuant to the terms of the Restated Plan in the event of certain corporate events as described below under “Adjustments for Capital Structure Changes.”

Extension of Term.  The term of the Restated Plan will also be extended for a new ten-year term so that the Restated Plan will terminate on April 5, 2029.  The 2014 Plan is currently set to terminate in March 2028.

The Restated Plan does not amend the 2014 Plan in any material respect other than to reflect the changes described above.

Key Features Designed to Protect Stockholders’ Interests

The design of the Restated Plan reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

•	Independent administrator. The Compensation Committee of the Board of Directors, which is comprised solely of non-employee directors, administers the Restated Plan.

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•	No evergreen feature. The maximum number of shares available for issuance under the Restated Plan is fixed and cannot be increased without stockholder approval.
•	No Single-Trigger Vesting of Awards. The Restated Plan does not have single-trigger accelerated vesting provisions for changes in control.
•

Repricing and reloading prohibited.  Stockholder approval is required for any repricing, replacement, or buyout of underwater awards.  In addition, no new awards are granted automatically upon the exercise or settlement of any outstanding award.

•	Limitations on Dividend Payments on Awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.
•

No discount awards; maximum term specified.  Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

•

Award design flexibility.  Different kinds of awards may be granted under the Restated Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

•

Share counting.  The number of shares remaining for grant under the Restated Plan is reduced by the gross number of shares subject to options and stock appreciation rights settled on a net basis, and shares withheld for taxes in connection with options or stock appreciation rights or tendered in payment of an option’s exercise price are not recycled.

•	Non-employee director limits. The Restated Plan contains a limit on the compensation that may be paid to any non-employee member of our Board in any calendar year.
•	No tax gross-ups. The Restated Plan does not provide for tax gross-ups.
•	Fixed term. The Restated Plan has a fixed term of ten years.

Shares Available Under the Plan and Historical Use of Equity

We have operated, and continue to operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors, and other service providers of the highest caliber.  One of the tools our Board regards as essential in addressing these challenges is a competitive equity incentive program.  Our equity incentive program is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to service providers (including, employees, consultants, and directors) of our company (and its subsidiaries) which align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to our success.

Unless the Restated Plan is authorized and approved by our stockholders, the number of shares available for issuance under the 2014 Plan will be too limited to effectively achieve its purpose as an incentive and retention tool for employees, directors and consultants that benefits all of our stockholders.  The proposed increase in the share reserve under the Restated Plan over the existing share reserve under the 2014 Plan will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.  Without sufficient equity awards to effectively attract, motivate and retain employees, we may be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would then reduce the cash available for other purposes. Our equity incentive program is broad-based. As of March 29, 2019, 22 of our approximately 38 employees had received grants of equity awards, all three of our non-employee directors had received grants of equity awards and none of our consultants had received grants of equity awards. We have historically granted equity awards to consultants only under specific, limited circumstances. As of March 29, 2019, we had approximately 4 consultants.

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The following table sets forth the number of awards outstanding under the 2004 Stock Option and Stock Purchase Plan (the “2004 Plan”), the 2014 Plan and the 2015 New Employee Incentive Plan (the “Inducement Plan”), as well as the number of shares which remain available for grant under the 2014 Plan and Inducement Plan and the number of shares we are asking stockholders to authorize for future issuance under the Restated Plan, along with the potential equity dilution represented by the outstanding shares and shares available for future awards as a percentage of the common shares outstanding (determined on a fully diluted basis), in each case as of March 29, 2019.   The numbers in the following table do not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved.

	Number of Shares	As a % of Shares Outstanding(1)	Dollar Value(2)
2004 Plan
Options outstanding	14,166	0.06%	$3,683
Weighted average exercise price of outstanding options	$544.67
Weighted average remaining term of outstanding options	3.55 years
Restricted stock units outstanding	52	*	$14
2014 Plan
Options outstanding	88,197	0.40%	$22,931
Weighted average exercise price of outstanding options	$20.83
Weighted average remaining term of outstanding options	7.81 years
Restricted stock units outstanding	—	—	—
Shares Remaining Available for Issuance	950,878	4.34%	$247,228
Inducement Plan
Options outstanding	31,400	0.14%	$8,164
Weighted average exercise price of outstanding options	$0.62
Weighted average remaining term of outstanding options	9.53 years
Restricted stock units outstanding	—	—	—
Shares Remaining Available for Issuance	267	*	$69
Restated Plan
Proposed aggregate increase to share reserve	4,000,000	18.26%	$1,040,000
Shares remaining available for grant under Restated Plan assuming approval of the Restated Plan	4,950,878	22.6%	$1,287,288

* Less than 0.01%

(1)

Based on 21,905,795 shares of our common stock outstanding as of March 29, 2019, determined on a fully diluted basis, meaning the total shares outstanding includes shares issuable under authorized and outstanding awards under our equity compensation plans and remaining shares available for issuance under our equity compensation plans (but excluding the 10,000 shares reserved for future issuance under our 2011 Employee Stock Purchase Plan as of such date).

(2)	Based on the closing price of our common stock on March 29, 2019 of $0.26 per share.

At the 2018 Annual Meeting, our stockholders approved a 750,000 share increase (the “2018 Increase”) to the share reserve under the 2014 Plan.  The amount of this increase was carefully reviewed and analyzed with reference to a number of factors and within the context of our historical grant history and projected grants to existing and new employees. Though at the time of the 2018 Annual Meeting we believed that the 2018 Increase would be sufficient to last through mid-2020, the negative outcome related to the STAR trial results continued to have a materially greater negative impact on our stock price than anticipated.  Thus, subsequent award grants to directors, executive officers and employees in the first half of 2019 are expected to consume a larger portion of our available share reserve under the 2014 Plan than anticipated at the time of the 2018 Increase.  However, the Compensation Committee deems these proposed grants necessary and appropriate based on relevant benchmarks for director and officer equity compensation, and as necessary and advisable to compensate our directors for their services and retain and incentivize executive management.

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We have not yet completed our 2019 annual equity award grant-making process pursuant to which we will grant annual equity awards to our directors, officers and employees. We currently anticipate granting a mix of time-based and performance-based equity awards as part of this year's annual equity award program.  We expect the annual grants will occur in April 2019 and that, following the granting of such awards, the share reserve under the 2014 Plan will be largely depleted and few, if any, shares will remain available for issuance thereunder.  As a result, if the Restated Plan is not approved, we will not have any shares available for issuance under our 2014 Plan.

Among the factors the Board considered in determining the appropriate size of the increase to the share reserve for the Restated Plan was the Company’s recent stock price performance, its prior grant history and the range of potential uses of equity compensation for the next few years.  Other factors considered by the Board include, but are not limited to, the ratio of the number of shares issued to employees relative to the total number of outstanding shares, the use of both time and performance-based vesting requirements, and a comparison of the Company’s rate of burn of employee equity to industry/market cap peer companies. The Board also considered the availability of shares available for issuance to new employees under our Inducement Plan.  The Inducement Plan currently has 31,667 shares reserved for issuance over the term of the plan, 267 of which were available for issuance as of March 29, 2019 (which numbers do not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved).  As the Inducement Plan has only a nominal number of shares reserved for issuance thereunder and can be used only for new employees’ grants in connection with commencement of their employment with us, its impact on our aggregate anticipated director, officer and employee grants is modest. Based on our analysis of the foregoing considerations and other relevant considerations, we believe that, after taking into account the proposed share increase, the Restated Plan’s share reserve will be sufficient for us to make grants of equity incentive awards under the Restated Plan for approximately one to two years.  Of course, however, changes in business practices, industry standards, our compensation strategy, or equity market performance could alter this projection.  In addition, we are growing rapidly and as a result, our employee population is also growing.  Accordingly, although the requested authorized share reserve is designed to accommodate equity compensation needs under a variety of scenarios for approximately one to two years, under some scenarios the reserve could prove to be insufficient for this period, in which case the stockholders would have the opportunity to either approve or disapprove any addition to the requested share reserve.  We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Plan could last for a shorter or longer time

The following table sets forth the number of shares we have granted (under our 2004 Plan, our 2014 Plan and our Inducement Plan) during our last three fiscal years and our annual and three-year average burn rate (calculated as (1) the gross number of shares subject to equity awards granted during the year divided by (2) the weighted average common shares outstanding for such year).  The numbers in the following table do not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved.

	Fiscal 2018	Fiscal 2017	Fiscal 2016	Three-Year Average
Stock Options Granted	53,300	71,060	34,741	53,034
Restricted Stock and Restricted Stock Units	—	—	—	—
Weighted average common shares outstanding	8,692,551	3,238,983	1,729,093	4,553,542
Burn Rate	0.61%	2.19%	2.01%	1.16%

In fiscal year 2018, the end of year overhang rate was approximately 7.32%. If the Restated Plan is approved, we expect our overhang at the end of 2019 will be approximately 22.60%. Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards under our equity compensation plans at the end of the fiscal year, by (2) the number of shares outstanding at the end of the fiscal year (which shares outstanding for purposes of this clause (2) will be deemed to include the total number of shares determined pursuant to clause (1) above).

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Restated Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.

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Stockholder Approval Requirement for the Proposal

Stockholder approval of the Restated Plan is necessary in order for us to (1) meet the stockholder approval requirements of the Nasdaq Stock Market, (2) grant ISOs thereunder.

If the Restated Plan is not approved by our stockholders, the Restated Plan will not become effective, the existing 2014 Plan will continue in full force and effect, and we may continue to grant awards under the 2014 Plan, subject to its terms, conditions and limitations, using the limited remaining shares available for issuance thereunder.

Summary of the Restated Plan

What follows is a summary of the material terms of the Restated Plan.  This summary is qualified in its entirety by the specific language of the Restated Plan, which is attached as Appendix A to this Proxy Statement.

General.  The purpose of the Restated Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company.  These incentives are provided through the grant of stock options, SARs, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, cash-based awards and deferred compensation awards.

Authorized Shares.  Subject to certain equitable adjustments for capital structure changes, as described in more detail below, the maximum aggregate number of shares authorized for issuance under the Restated Plan is 5,040,013 (which number does not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved).

Share Counting.  Each share subject to an award under the Restated Plan will reduce the number of shares remaining available for grant under the Restated Plan by one share.

If any award granted under the Restated Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Restated Plan.  Shares will not be treated as having been issued under the Restated Plan and will, therefore, not reduce the number of shares available for issuance to the extent an award is settled in cash.  Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation for an option or stock appreciation right, or that are tendered in payment of the exercise price of an option will not be made available for new awards under the Restated Plan.  Upon the exercise of a SAR or net-exercise of an option, the number of shares available under the Restated Plan will be reduced by the gross number of shares for which the award is exercised. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options shall not be added to the shares of Stock authorized for grant under the Restated Plan.

Adjustments for Capital Structure Changes.  Appropriate and proportionate adjustments will be made to the number of shares authorized under the Restated Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.  In such circumstances, the Compensation Committee also has the discretion under the Restated Plan to adjust other terms of outstanding awards as it deems appropriate.

Other Award Limits.   To comply with applicable tax rules, the Restated Plan also limits to 5,040,013 the number of shares that may be issued upon the exercise of ISOs granted under the Restated Plan (which number does not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved).

Under the Restated Plan, the total aggregate value of cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting

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Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year under the Restated Plan may not exceed $500,000 (increased to $700,000 in the fiscal year of a non-employee director’s initial service as a non-employee director). The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

All of the foregoing numbers shall be subject to adjustment pursuant to the terms of the Restated Plan in the event of certain corporate events as described below under “Adjustments for Capital Structure Changes.”

Administration.  The Restated Plan generally will be administered by the Compensation Committee of the Board, although the Board retains the right to appoint another of its committees to administer the Restated Plan or to administer the Restated Plan directly.  In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Restated Plan must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.  (For purposes of this summary, the term “Committee” will refer to any such duly appointed committee or the Board.)  Subject to the provisions of the Restated Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions.  The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) of the Code or otherwise provided by the Restated Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.  The Restated Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Restated Plan.  All awards granted under the Restated Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Restated Plan.  The Committee will interpret the Restated Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Restated Plan or any award.

Prohibition of Option and SAR Repricing.  The Restated Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility.  Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company.  Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.  As of March 29, 2019, we had approximately 38 employees, including two executive officers, three non-employee directors and 4 consultants who were eligible to participate in the Restated Plan.  We historically have granted equity awards to consultants only under specific, limited circumstances.

Stock Options.  The Committee may grant non-statutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these.  The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant.  However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.  The closing price of our common stock on the Nasdaq Stock Market on March 29, 2019 was $0.259 per share.

The Restated Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these.  Nevertheless, the Committee may

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restrict the forms of payment permitted in connection with any option grant.  No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee.  The maximum term of any option granted under the Restated Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years.  Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for two years, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Restated Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.  However, a non-statutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights (a “SAR”).  A SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee.  The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares.  At the Committee’s discretion, payment of this amount upon the exercise of a SAR may be made in cash or shares of common stock.  The maximum term of any SAR granted under the Restated Plan is ten years.

SARs are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.  If permitted by the Committee, a SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee.  Other terms of SARs are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the Restated Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant.  The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock.  Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards.  Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested.  Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service.  Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions will be subject to the same restrictions, including vesting conditions, as the original award.

Restricted Stock Units.  The Committee may grant restricted stock units under the Restated Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement.  No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company.  The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards.  Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of

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service.  Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards.  However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.  Any such dividend equivalent rights will be subject to the same vesting conditions as the underlying award.

Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines.  Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards.  Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards.  Settlement of awards may be in cash or shares of common stock, as determined by the Committee.  A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award.  The committee may grant dividend equivalent rights with respect to other stock-based awards.  Any such dividend equivalent rights will be subject to the same vesting conditions as the underlying award.  The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant.  These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units.  Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period.  To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof. In its discretion, the Committee may provide for a participant awarded performance shares of to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock.  Any such dividend equivalent rights will be subject to the same vesting conditions as the underlying award. The Committee may provide for performance award payments in lump sums or installments.

The vesting or payment of performance awards may be based upon the attainment of performance goals set by our compensation committee.  Performance goals may be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee.  The Committee, in its discretion, may base performance goals applicable to awards on one or more performance measures, including, without limitation, the following: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.  The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee.  The degree of attainment of performance measures will be calculated according to criteria established by the Committee.

Change in Control.  Unless otherwise defined in a participant’s award or other agreement with the Company, the Restated Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Restated Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by

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the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock.  If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control.  In general, any awards which are not assumed, substituted for or otherwise continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.  Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines.  The Restated Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award.

Amendment, Suspension or Termination.  The Restated Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Restated Plan following the tenth anniversary of the date the Restated Plan was adopted by the Board.  The Committee may amend, suspend or terminate the Restated Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Restated Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law.  No amendment, suspension or termination of the Restated Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect on an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Restated Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an ISO qualifying under Section 422 of the Code.  Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition.  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an ISO is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.  Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition,

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certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-statutory Stock Options.  Options not designated or qualifying as ISOs are non-statutory stock options having no special tax status.  A participant generally recognizes no taxable income upon receipt of such an option.  Upon exercising a non-statutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of stock acquired by the exercise of a non-statutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss.  We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-statutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right.  Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares.  The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested).  If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.  A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Section 162(m) Limitation.  In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. Prior to the TCJA, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation.  As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated; in addition, the definition

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of covered employees was expanded to generally include all named executive officers.  Certain awards under the 2013 Plan granted prior to November 2, 2017 may be grandfathered from the changes made by the TCJA under certain limited transition relief, however, for grants after that date and any grants which are not grandfathered, we will no longer be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee.  There is no guarantee that we will be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee under the 2014 Plan or the Restated 2014 Plan.

Plan Benefits

Plan Benefits.  The following table shows the number of shares issued pursuant to awards or subject to awards through March 29, 2019 under the 2014 Plan since its inception to the following individuals and groups (the numbers in the following table do not give effect to the proposed reverse stock split and will be adjusted in accordance with the reverse stock split if it is approved):

Name and Position	Number of Shares Underlying Options Granted (#)	Number of Shares Underlying RSUs Granted (#)(2)
Marc H. Hedrick, M.D. President and Chief Executive Officer	16,795	800
Gary Titus Chief Financial Officer	—	—
Tiago Girão Former CFO and SVP of Operations	7,241	400
John D. Harris Former Vice President and General Manager of Cell Therapy	—	—
All executive officers as a group (2 persons)	16,795	800
All directors who are not employees, as a group (3 persons) (1)	13,503	—
All employees as a group (excluding executive officers) (36 persons)	37,560	—

(1)

Our non-employee directors are eligible to receive automatic equity awards under our director compensation policy, as described under the heading “Executive Compensation – Director Compensation” below.

(2)	Reflects the target number of RSUs granted. The maximum number of RSUs was equal to 200% of target.

The granting of all other future awards under the Restated Plan is subject to the discretion of the Board or the Committee, therefore, the benefits or amounts that any participant or group of participants may receive in the future under the Restated Plan are not currently determinable.

Vote Required

Approval of this proposal would require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.  Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal.  Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

The Board believes that the amendment and restatement of the 2014 Plan is in the best interests of Cytori and its stockholders for the reasons stated above.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT AND RESTATEMENT OF THE CYTORI THERAPEUTICS, INC. 2014 EQUITY INCENTIVE PLAN.

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PROPOSAL #4

APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Background

Our Board of Directors has approved proposed an amendments to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), that: would effect a share consolidation, or reverse stock split, of our outstanding common stock and common stock reserved for issuance, at an exchange ratio of not less than 1-for-5 (1:5) and not greater than 1-for-50 (1:50), as shall be determined in the sole discretion of the Board of Directors on the terms described in this Proxy Statement.

The number of authorized shares of our common stock, which is currently 100,000,000 shares, will not be affected by the reverse stock split. The number of authorized shares of our preferred stock, which is currently 5,000,000 shares, will not be affected by the reverse stock split.

The effectiveness of this amendment to our Certificate of Incorporation, and the abandonment of the reverse stock split, if approved, will be determined by our Board of Directors following the Annual Meeting. Our Board of Directors has recommended that the proposed amendment to our Certificate of Incorporation be presented to our stockholders for approval.

If our stockholders approve Proposal 4 amending our Certificate of Incorporation to enact the reverse stock split, our Board of Directors will have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether to effect a reverse stock split and, if so, the number of shares of common stock within the stockholder-approved range (between five and 50 shares) which will be combined into one share of common stock. Our Board of Directors believes that stockholder approval of this range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders.

If, following stockholder approval of this proposal, the Board determines that it is the best interests of the Company and its stockholders to effect the reverse stock split, the Board would determine the reverse stock split ratio (within the approved range) and authorize the filing of the applicable amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the reverse stock split.  The text of the form of amendment to the Certificate of Incorporation is set forth in Appendix B to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the reverse stock split of the Company’s common stock.

If, following stockholder approval of this proposal, the Board elects to effect the proposed reverse stock split, then except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of the common stock would remain unchanged at $0.001 per share.

Our Board of Directors does not intend for the reverse stock split transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Reasons For The Reverse Stock Split

Nasdaq Listing Deficiency

Background:  Our Board of Directors’ primary objective in asking for authority to effect a reverse stock split is to increase the per-share trading price of our common stock on the Nasdaq Stock Market. On August 28, 2018, we received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of our common stock for the previous 30 consecutive trading days, we no longer met the requirement to maintain a minimum bid price of $1 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided a period of 180 calendar days, or until February 25, 2019, in which to regain compliance. We were unable to regain compliance with the minimum bid price requirement within this 180-day period, and requested an additional 180 calendar day compliance period, or until August 26, 2019, to regain compliance and was granted such extension on February 26, 2019.

In the event we do not cure our listing deficiency by August 26, 2019, Nasdaq will provide us notice that our common stock will be subject to delisting.

Potential Adverse Effects of Delisting:  Our Board of Directors has considered the potential harm to us of a delisting from NCM and believes that delisting from the NCM would materially and adversely affect us, including as follows:

•	We would be forced to seek to be traded on a less recognized or accepted exchange or market such as the OTC Bulletin Board or the “pink sheets;”

•	the trading price of our common stock would be adversely affected, including an increased spread between the “bid” and “asked” prices quoted by market makers;

•

the liquidity and marketability of shares of our common stock would be adversely affected, thereby reducing the ability of holders of our common stock to purchase or sell our shares as quickly and as inexpensively as they have done historically (if our stock is traded as a “penny stock,” transactions in our stock would be more difficult and cumbersome);

•

our ability to access capital on terms favorable to us (or at all) would be adversely affected, as companies trading on the OTC Bulletin Board or “pink sheets” are viewed as less attractive investments with materially higher associated risks, such that existing or prospective institutional investors may be less interested in, or prohibited from, investing in our common stock (which may also cause the market price of our common stock to decline);

•	our relationships with vendors and customers may be adversely affected, as they may perceive our business less favorably, which would have a detrimental effect on our relationships with these parties.

Further, if we are required to move our stock listing to the OTC Bulletin Board, or “pink sheets,” we will no longer be deemed a “covered security” under Section 18 of the Securities Act of 1933, as amended, and, as a result, we will lose our exemption from state securities regulations.  Among other things, this means that granting stock options and other equity incentives to our employees will be more difficult.

Potential Increased Investor Interest

Although the proposed reverse stock split will not have the effect of increasing our equity market capitalization, we believe that implementing the reverse stock split will provide benefits to us and our existing stockholders in a number of ways:

•	Stock Price Volatility: We have been advised by certain institutional investors, as well as by our financial advisors, that a higher stock price may increase the acceptability of our common stock to

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a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.

•

Stock Price Requirements:  We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

•

Transaction Costs:  Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Board Discretion to Implement Reverse Stock Split

If the reverse stock split is approved by our stockholders at the Annual Meeting, the actual reverse stock split will be effected, if at all, only upon a subsequent determination by the Board of Directors that the reverse stock split (with the actual reverse stock split exchange ratio to be determined by the Board within the stockholder-approved range, as described above) is in the best interests of the Company and its stockholders at the time. Such determination will be based upon many factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect of the reverse stock split on the market price of our common stock.   Notwithstanding approval of the proposed reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment to our Certificate of Incorporation and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect the reverse stock split. If the Board of Directors fails to implement the reverse stock split after stockholder approval, further stockholder approval would thereafter be required prior to implement any reverse stock split.

Effects of the Reverse Stock Split

Maintenance of Ownership Percentage:

If the reverse stock split is approved and effected, each stockholder will own a reduced number of shares of common stock. This would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the reverse stock split results in a stockholder owning a fractional share, as described below. The number of stockholders of record would not be affected by the reverse stock split.

Voting Rights:  Proportionate voting rights and other rights of the holders of our common stock would not be affected by the reverse stock split, other than as a result of rounding up each fractional share amount to the next whole share amount, as described below. For example, a holder of 1% of the voting power of the outstanding shares of our common stock immediately prior to the reverse stock split would continue to hold 1% of the voting power of the outstanding shares of common stock after the reverse stock split, regardless of the exchange ratio chosen by the Board of Directors.

Equity Incentive Plans:

All shares of our common stock subject to outstanding equity awards (including stock options, performance shares and stock appreciation rights) under our Amended and Restated 2004 Equity Incentive Plan (“2004 Plan”), 2011 Employee Stock Purchase Plan, 2014 Equity Incentive Plan (“2014 Plan”), the proposed amended and restated 2014 Plan (as described in Proposal #3) (the “Restated 2014 Plan”), and our 2015 New Employee Incentive Plan (“Inducement Plan” and collectively with the other incentive plans, the “Plans”) and the number of shares of common stock which have been authorized for issuance under our Plans but as to which no equity awards have yet been granted or which have been returned respective Plan pools upon cancellation or expiration of such equity awards (including the requested increase to the share reserve under the Restated 2014 Plan pursuant to Proposal #3, if approved by stockholders), will be converted on the effective date of the reverse stock split in proportion to the reverse split ratio of the reverse stock split (subject to adjustment for fractional interests). In addition, the exercise price of outstanding stock awards will be proportionately increased such that approximately the same aggregate price will be required to be paid after the reverse stock split as immediately preceding the reverse stock split. No fractional shares with respect

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to the shares subject to the outstanding equity awards (including stock options, performance shares and stock appreciation rights) under our Plans will be issued following the reverse stock split. Therefore, if the number of shares subject to any outstanding equity awards under our Plans immediately before the reverse stock split is not evenly divisible (in other words, it would result in a fractional interest following the reverse stock split), the number of shares of common stock subject to such equity award (including upon exercise of stock options and stock appreciation rights) will be rounded up to the nearest whole number. This will result in an increase to the proportion of shares reserved for issuance under our Plans to the number of authorized shares of common stock following the reverse stock split.

The number of shares of our common stock subject to awards under our 2004 Plan, 2014 Plan and Inducement Plan as of March 29, 2019 are 0; 950,878; and 267, respectively.  For more information about the shares reserved for issuance under the Plans and subject to outstanding awards thereunder, please see Proposal #3 above.

Summary Table re: Effects of Stock Split

The following table contains approximate information relating to our common stock based upon certain reverse stock split ratios within the range that has been submitted for stockholder approval, and based on share information as of March 29, 2019.

	Pre-Reverse Stock Split	Post-Split (1:5)	Post-Split (1:50)
Total Authorized Shares(1)	100,000,000	100,000,000	100,000,000
Shares Outstanding	21,905,795	4,381,159	438,116
Shares Reserved for Issuance Upon Conversion of Series B Convertible Preferred Shares	333,600	66,720	6,672
Shares Reserved for Issuance Upon Conversion of Series C Convertible Preferred Shares	4,295,284	859,057	85,906
Shares Reserved for Issuance Upon Exercise of Warrants	8,887,796	1,777,559	177,756
Allocated Option Pool - Shares Reserved for Issuance Upon Exercise/Release of Employee Incentive Plan Awards	133,818	26,794	2,676
Unallocated Option Pool - Authorized but not Issued or Outstanding, or Reserved for Issuance, Under our Employee Incentive Plans	951,145	190,229	19,023
Fully Diluted Shares (Issued and Reserved for Issuance)	36,507,438	7,301,488	730,149

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Shares Authorized but not Issued or Reserved (and % of Total Authorized)	63,492,562 (63.49%)	92,698,512 (12.70%)	99,269,851 (1.27%)

(1)

Includes shares issuable upon exercise of awards under our 2004 Plan, 2014 Plan and Inducement Plan. Does not include the requested increase of 4,000,000 shares to the share reserve under the Restated Plan pursuant to Proposal #3, which increase is subject to stockholder approval.

No fractional shares of our common stock will be issued in connection with the proposed reverse stock split. Holders of common stock who would otherwise receive a fractional share of common stock pursuant to the reverse stock split will receive have their fractional shares rounded up to the nearest whole share amount, as explained more fully below.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split would not affect the registration of our common stock under the Exchange Act. After the reverse stock split, our common stock would continue to be reported on the Nasdaq Capital Market tier under the symbol “CYTX”.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

If the reverse stock split is implemented, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted. However, surveys of similar stock split combinations for companies in like circumstances in our industry over the past twelve months have reported decreases in stock price performance in the near-term trading period after effectiveness of the reverse stock split. In particular, there is no assurance that the price per share of our common stock after the reverse stock split will increase in a manner directly proportionate to our reverse stock split ratio so as to cause our market capitalization (and the value of our stockholders’ respective common stock holdings) to remain the same.  Furthermore, there can be no assurance that the market price of our common stock immediately after the proposed reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, the reverse stock split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view a reverse stock split negatively, there can be no assurance that approval of the reverse stock split will not adversely impact the market price of our common stock.

In addition, although we believe the reverse stock split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if the reverse stock split is implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the reverse stock split.

Effective Date

If the proposed reverse stock split is approved at our Annual Meeting and the Board of Directors elects to proceed with a reverse stock split within the stockholder-approved range, the reverse stock split would become effective as of the filing (the “Effective Time”) of the applicable certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of our common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of common stock in accordance with the reverse stock split ratio determined by the Board of Directors (within the approved range).

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If the Board elects to effect a reverse stock split, before we file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, we intend to issue a press release announcing the terms, including the reverse stock split ratio, as well as the effective date of the reverse stock split.

Exchange of Stock Certificates

As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. Broadridge, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Treatment of Fractional Shares

In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse stock split, we shall round up each such fractional shares to the nearest whole share amount.  We expect that this will result in a slight increase in the overall number of shares outstanding after the split than if we were to elect payment of cash for fractional shares, but the effect on stockholders’ respective ownership percentages will be negligible.  As of March 29, 2019, there were approximately fourteen (14) stockholders of record of our common stock.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board of Directors reserves the right to abandon the reverse stock split without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the reverse stock split has been authorized by our stockholders. By voting in favor of the reverse stock split, you are expressly also authorizing our Board of Directors to determine not to proceed with, and abandon, the reverse stock split, if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the reverse stock split that may be relevant to U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a

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manner that could adversely affect a U.S. Holder of our common stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the reverse stock split.

This discussion is limited to U.S. Holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. Holder’s particular circumstances, including the impact of the alternative minimum tax and the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;
•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;
•	persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies, and other financial institutions;
•	real estate investment trusts or regulated investment companies;
•	brokers, dealers or traders in securities;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons deemed to sell our common stock under the constructive sale provisions of the Code;
•	persons holding our common stock as “qualified small business stock” within the meaning of Section 1202 of the Code;
•

persons subject to special tax accounting rules as a result of any item of gross income with respect to our common stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and
•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. U.S. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE,

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LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•

a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the effective time of the reverse stock split.

Information Reporting and Backup Withholding

A U.S. Holder may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. Certain U.S. Holders are exempt from backup withholding, including corporations and certain tax-exempt organizations.  A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and:

•	the holder fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily his or her social security number;

•	the holder furnishes an incorrect taxpayer identification number;

•	the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or

•

the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

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Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the shares of the Common Stock outstanding and entitled to vote will be required to approve the reverse stock split and the corresponding amendment to our Certificate of Incorporation. As a result, abstentions, broker non-votes, if any, and shares not present at the annual meeting and entitled to vote with respect to this proposal will have the same effect as “Against” votes.

The Board believes that the above proposal is in the best interests of the Company and its stockholders for the reasons stated above.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

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PROPOSAL #5

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and related SEC regulations, we are required to provide our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk taking.  Stockholders are encouraged to read the Executive Compensation section of this Proxy Statement for a more detailed discussion of how our compensation programs reflect our objectives.

The Board believes the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives.  Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that Cytori Therapeutics, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules in this Proxy Statement.”

The vote on this proposal is advisory and therefore not binding on us or our Board.  Although the vote is non-binding, the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding executive compensation programs.

Required Vote and Board Recommendation

In voting on the approval, on an advisory basis, of the compensation of our named executive officers, stockholders may vote in favor of the approval or against the approval, or may abstain from voting on the approval of such compensation.  The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal is required to approve this proposal.  Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “AGAINST” this proposal.  Broker non-votes with respect to this proposal will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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CORPORATE GOVERNANCE

During the year ended December 31, 2018:

•	the Board held thirteen meetings and took action via unanimous written consent one time;
•	the Audit Committee met four times and did not take any actions via unanimous written consent;
•	the Compensation Committee met two times and did not take action via unanimous written consent;
•	the Governance and Nominating Committee met two times and did not take action via unanimous written consent;
•	the Executive Committee did not meet or take action via unanimous written consent; and
•	the sub-committee of the Executive Committee, comprised of our Chairman and our CEO, did not meet or take action via unanimous written consent.

Each member of the Board attended seventy-five percent (75%) or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees of the Board on which such member served, during the period of such member’s service.

All Board members are encouraged to attend our annual meetings of stockholders in person. However, in 2018, our stockholder meeting date did not coincide with our regularly scheduled quarterly Board meeting. Dr. Hedrick attended our 2018 Annual Meeting of Stockholders.

Board Independence

The Board has determined that Messrs. Hawkins, Lapointe and Martell are “independent” under the rules of the Nasdaq Stock Market.  The Board had previously determined that Mr. Lyons was also “independent” under the rules of the Nasdaq Stock Market when he served on the Board. Under applicable SEC and Nasdaq rules, the existence of certain “related person” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. The Board is not able to consider Dr. Hedrick, our President and Chief Executive Officer, independent, as a result of his employment with us during his tenure as one of our directors.

Board Leadership Structure

Our bylaws and governance principles provide the Board with the flexibility to combine or separate the positions of Chairman and Chief Executive Officer. Historically, these positions have been separate. Our Board believes that the separation of these positions strengthens the independence of our Board and allows us to have a Chairman focused on the leadership of the Board while allowing our Chief Executive Officer to focus more of his time and energy on managing our operations. The Board currently believes this structure works well to meet the leadership needs of the Board and of the Company. Dr. Hedrick, our President and Chief Executive Officer, has comprehensive industry expertise and is able to devote substantial time to the Company, and Mr. Hawkins, our Chairman, is able to devote focus on longer term and strategic matters, and to provide related leadership to the Board. As a result, we do not currently intend to combine these positions; however a change in this leadership structure could be made if the Board determined it was in the best long-term interests of stockholders based upon a departure of either our Chief Executive Officer or Chairman. For example, if the two roles were to be combined, we believe that the independence of the majority of our directors, and the three fully independent Board committees, would provide effective oversight of our management and the Company.

The Board’s Role in Risk Oversight

The Board’s role in risk oversight includes assessing and monitoring risks and risk management. The Board reviews and oversees strategic, financial and operating plans and holds management responsible for identifying and moderating risk in accordance with those plans. The Board fulfills its risk oversight function by reviewing and assessing reports from members of management on a regular basis regarding material risks faced by us Company and

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applicable mitigation strategy and activity. The reports cover the critical areas of operations, sales and marketing, development, regulatory and quality affairs, intellectual property, clinical development, legal and financial affairs. The Board and its Committees (described below) consider these reports; discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

Board Committees

The Board has standing Audit, Compensation, and Governance and Nominating Committees.  All members of the Compensation Committee, Audit Committee, and Governance and Nominating Committee are independent directors.

Compensation Committee

The Compensation Committee currently consists of Mr. Lapointe (Chairman) and Mr. Martell.   In January 2019, Mr. Lyons, former director, stepped down from our Compensation Committee, and Mr. Martell joined the Compensation Committee to fill the vacancy created by Mr. Lyons’ departure.  Each of the members of our Compensation Committee is independent as defined by Nasdaq and a “Non-Employee Director” as defined by rule 16b-3(b)(3)(i) of the Exchange Act.  The Committee Chairman is responsible for setting the Committee’s calendar and meeting agenda.

The Compensation Committee is responsible for developing and implementing compensation programs for our executive officers and other employees, subject only to the discretion of the full Board. More specifically, our Compensation Committee establishes base salary rates for each of the Company’s officers, and administers our equity compensation plans. The Compensation Committee establishes the compensation and benefits for our Chief Executive Officer and other executive officers, and also reviews the relationship between our performance and our compensation policies as well as assessing any risks associated with our compensation policies. In addition, the Compensation Committee reviews, and advises the Board on director compensation matters and on, regional and industry-wide compensation practices and trends in order to assess the adequacy of our executive compensation programs. The charter of the Compensation Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cytori.com under Investor Relations – Corporate Governance.

Our CEO attends some of the meetings of the Compensation Committee upon invitation, but does not participate in the executive sessions of the Compensation Committee.

Audit Committee

Our Audit Committee currently consists of Mr. Lapointe (Chairman), Mr. Martell and Mr. Hawkins.  At the outset of 2019, Mr. Lyons was a member of our Audit Committee.  Upon Mr. Lyon’s departure in January 2019, Mr. Hawkins joined the Audit Committee to fill the vacancy created. The Audit Committee is comprised solely of independent directors, as defined by Nasdaq and applicable SEC rules.  The Board has determined that Mr. Lapointe is an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC Regulation S-K.  The charter of the Audit Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cytori.com under Investor Relations – Corporate Governance.

The Audit Committee selects our auditors, reviews the scope of the annual audit, approves the audit fees and non-audit fees to be paid to our auditors, and reviews our financial accounting controls with the staff and the auditors.  The Audit Committee is also charged with review and oversight of management’s enterprise risk management assessment.

Governance and Nominating Committee

Our Governance and Nominating Committee currently consists of Mr. Martell (Chairman) and Mr. Lapointe.  Mr. Lapointe joined the Governance and Nominating Committee to fill the vacancy created by Mr. Lyons’ departure.  The Governance and Nominating Committee is comprised solely of independent directors, as defined by Nasdaq.  The Governance and Nominating Committee interviews, evaluates, nominates and recommends individuals for

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membership on the Board, evaluates the effectiveness of the Board and its serving members, and recommends the structure, responsibility and composition of the committees of the Board.  The Committee is also responsible for recommending guidelines and policies for corporate governance for adoption by the Board.  The charter of the Governance and Nominating Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cytori.com under Investor Relations – Corporate Governance.

Executive Committee

The Executive Committee’s responsibilities, when such responsibilities are not discharged by our full Board, included evaluating and approving the material terms of any financing transactions or business transactions as well as authorizing and approving the issuance of stock and/or other equity securities. Previously, the Executive Committee also was able to act on behalf of the full Board in urgent or exigent circumstances wherein it would have been very difficult or impossible to assemble the full Board between regularly scheduled meetings.

Effective January 25, 2018, upon Mr. Rickey’s and Dr. Naughton’s resignations from the Board, the Board of Directors decided to suspend the activities of the Executive Committee.

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DIRECTOR NOMINATIONS

Criteria for Board Membership

The Governance and Nominating Committee is responsible for annually reviewing the applicable skills and characteristics required of Board nominees with the Board in the context of current Board composition and our circumstances. In making its recommendations to the Board, the Governance and Nominating Committee considers, among other things, the qualifications of individual director candidates in light of the Board’s membership criteria as set forth in our Corporate Governance Guidelines. The Governance and Nominating Committee may utilize a variety of sources, including stockholder recommendations, Board member recommendations, executive search firms, management recommendations or other reasonable means to identify director candidates.

The Governance and Nominating Committee considers candidates recommended by our Board and management, as well as candidates submitted by our stockholders (as discussed below).  Board members or management that wish to recommend that a person be considered for Board membership are required to provide relevant qualifications and other information regarding the prospective candidate to the Governance and Nominating Committee along with their recommendations and reasons why such person should be considered. The Governance and Nominating Committee then, at its next regularly scheduled meeting, reviews each of the proposed candidates and determine whether or not to add such person to the proposed candidates list.  In the event the Board determines to add an additional Board member, the Committee shall select candidates from this list in addition to candidates drawn from any search firm that the Committee deems necessary to retain for this purpose.

The criteria we use in selecting Board candidates include the candidate’s integrity, business acumen, commitment, reputation among our various constituencies and communities, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. The Board has also determined that gender and ethnic diversity of the Board will be an important factor in evaluation of candidates. There are no other pre-established qualifications, qualities or skills at this time that any particular Director nominee must possess and nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Governance and Nominating Committee does not assign specific weights to particular criteria, nor has it adopted a particular policy. Rather, the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The goal of the Governance and Nominating Committee is to assemble a Board that brings a variety of skills derived from high quality businesses and professional experience. The Governance and Nominating Committee seeks to ensure that at least a majority of the directors are independent under Nasdaq rules, and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the Nasdaq rules, and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Stockholder Recommendations

The Governance and Nominating Committee is responsible for the consideration of any director candidates recommended by security holders. Any recommendations received from the security holders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. Any such recommendations should be submitted to the Governance and Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such recommended candidate as would be required to be disclosed for a director nominee pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and as required for stockholder nominations of director candidates pursuant to the Company’s Amended and Restated Bylaws (“Bylaws”); (b) the names and addresses of the stockholders making the recommendation and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) other appropriate biographical information and a statement as to the qualification of the nominee.

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STOCKHOLDER COMMUNICATION WITH THE BOARD

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by the following means:

-Mail:

Chairman of the Board
Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, CA 92121
CC:Chief Financial Officer

-E-mail:chairman@cytori.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Chairman of the Board will initially receive and process communications before forwarding them to the addressee. Communications also may be referred to other departments within the Company. The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Cytori Code of Business Conduct and Ethics should be reported pursuant to the procedures outlined in the Code of Business Conduct and Ethics, which are available on the Company’s website in the Investor Relations section under “Corporate Governance Materials.”

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. This Code of Business Conduct and Ethics has been posted on our website at www.cytori.com. We intend to post amendments to this code, or any waivers of its requirements, on our website at www.cytori.com under Investor Relations – Corporate Governance, as permitted under SEC rules and regulations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our Common Stock as of March 29, 2019 (or earlier date for information based on filings with the SEC) by (a) each person known to us to own more than 5% of the outstanding shares of our Common Stock, (b) each director and nominee for director, (c) our President and Chief Executive Officer, and our Chief Financial Officer and SVP of Operations each other NEO named in the compensation tables in Proxy Statement and (d) all directors and executive officers as a group.

The information in this table is based solely on statements in filings with the SEC or other reliable information.  We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

A total of 21,905,795 shares of our common stock were issued and outstanding as of March 29, 2019.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Owned (2)	Number of Shares of Common Stock Subject to Awards/Warrants Exercisable Within 60 Days (3)	Total Number of Shares of Common Stock Beneficially Owned (4)	Percent Ownership
Marc H. Hedrick, M.D.	7,814	101,850	109,664	*
Gary Titus	—	—	—	—
Tiago M. Girao	1,409	7,751	9,160	*
Richard J. Hawkins	844	28,106	28,950	*
Ronald A. Martell	—	2,500	2,500	*
Gregg Lapointe	—	2,500	2,500	*
John D. Harris	—	—	—	—
All executive officers and directors as a group	8,658	134,956	143,614	*

*Represents beneficial ownership of less than one percent (1%) of the outstanding shares as of March 29, 2019.

(1)Unless otherwise indicated, the address of each of the named individuals is c/o Cytori Therapeutics, Inc., 3020 Callan Road, San Diego, CA 92121.

(2)Unless otherwise indicated, represents shares of outstanding common stock owned by the named parties as of March 29, 2019.

(3)Shares of common stock subject to stock options or warrants currently exercisable or exercisable within 60 days of March 29, 2019 are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.

(4)The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following includes a summary of transactions since January 1, 2018 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.  We also describe below certain other transactions with our directors, executive officers and 5% stockholders. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Rights Offering

In July 2018, we consummated a rights offering, or Rights Offering, to our stockholders of record (as of June 26, 2018) to subscribe for units at a subscription price of $1,000 per unit.  Pursuant to the Rights Offering, we sold an aggregate of 6,723 units consisting of a total of 6,723 shares of Series C Convertible Preferred Stock and 7,059,150 warrants to our stockholders, or Warrants, with each Warrant exercisable for one share of common stock at an exercise price of $0.7986 per share.  Certain of our directors and officers participated in the Rights Offering and along with other participants in the Rights Offering, purchased common stock and Warrants to purchase our common stock.

Director and Officer Indemnification

Our amended and restated certificate of incorporation, as amended, and our amended and restated bylaws, as amended, provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and non-employee directors as more fully described elsewhere in Proxy Statement.

The information under the heading “Board Independence” in this Proxy Statement is incorporated herein by reference.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons or entities who own more than ten percent of our common stock, to file with the SEC reports of beneficial ownership and changes in beneficial ownership of our common stock.  Those directors, officers, and stockholders are required by regulations to furnish us with copies of all forms they file under Section 16(a).  Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers, and stockholders, we believe that all such reports required to be filed during 2018 were filed on a timely basis.

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EXECUTIVE OFFICERS

The following table sets forth biographical information regarding our executive officers as of April 1, 2019.

Name	Age	Position(s)
Marc H. Hedrick, M.D.(1)	56	President, Chief Executive Officer and Director
Gary Titus	59	Chief Financial Officer

See “Proposal No. 1 Election of Directors” for biographical information regarding Dr. Hedrick.

Gary Titus joined us as Chief Financial Officer in April 2019.  Prior to his appointment as our Chief Financial Officer, from 2015 to 2018, Mr. Titus was the Chief Financial Officer of UroGen Pharma LTD where he built the U.S. operations and led the IPO for this international company on Nasdaq in 2017. Prior to that from 2014 to 2015, Mr. Titus held the position of Chief Financial Officer of BioCardia, Inc. From 2008 to 2013, Mr. Titus was Senior Vice President and Chief Financial Officer at SciClone Pharmaceuticals, Inc. From 2006 to 2008, Mr. Titus was Senior Vice President of Finance and Chief Financial Officer at Kosan Biosciences, Inc. From 2003 to 2006, he was Chief Financial Officer and Vice President at Nuvelo, Inc. Earlier in his career, Mr. Titus held a variety of positions at other companies, including Metabolex, Inc., Intrabiotics Pharmaceuticals, Inc. and Johnson & Johnson’s healthcare division, LifeScan, Inc. Mr. Titus has been a member of the board of directors of ImmunoCellular Therapeutics, Ltd. since December 2012 and was appointed chairman in September 2015. Mr. Titus holds a B.S. in Accounting from the University of South Florida and a B.S. in Finance from the University of Florida. Mr. Titus also completed the Global BioExecutive Program at the University of California Berkeley’s Haas School of Business.

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Executive Compensation

Our named executive officers, or NEOs, for fiscal year 2018 are:

•	Marc H. Hedrick, M.D., our President and Chief Executive Officer;
•	Tiago M. Girão, our former Vice President of Finance and Chief Financial Officer; and
•	John D. Harris, our former Vice President and General Manager of Cell Therapy.

Investors are encouraged to read the compensation discussion below in conjunction with the compensation tables and related notes, which include more detailed information about the compensation of our NEOs for 2018 and 2017.

2018 Summary Compensation Table

The following table sets forth information concerning compensation earned during 2017 and 2018 for services rendered to us by our NEOs.

(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)
Name and Principal Position	Year	Salary	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Comp. (2)	All Other Comp- ensation		Total
Marc H. Hedrick, M.D.,	2018	$510,000	—	—	$98,175	6,803	(3)	$614,978
President and Chief Executive Officer	2017	$500,000	—	$116,182	$140,250	89,607	(3)	$846,039
Tiago M. Girao,	2018	$309,000	—	—	$43,260	2,327	(3)	$354,587
Former CFO and SVP of Operations	2017	$307,500	—	$48,205	$72,615	46,360	(3)	$474,680
John D. Harris,	2018	$123,857	—	—	—	1,398	(4)	$125,255
Former VP and GM of Cell Therapy	2017	$358,750	—	$48,205	$64,890	$93,957	(4)	$565,802

(1)

This column represents the dollar amount of the aggregate grant date fair value of option awards granted in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. For information relating to the assumptions made by us in valuing the option awards made to our NEOs in 2017, refer to Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 29, 2019.  These amounts do not reflect the actual economic value that will be realized by our NEOs upon vesting of the stock options, exercise of the stock options, or sale of the common stock underlying the stock options. No NEOs were granted option awards in 2018.

(2)

The amounts in column (f) reflect the cash awards under our EMIC Plan, which is discussed in further detail below under the heading in the subsection entitled “Executive Management Incentive Compensation Plan” of the “Narrative Disclosure to Compensation Tables” below.

(3)

For 2018, this column includes life insurance premiums paid by the Company for each of the named executive officers. For 2017, this column includes life insurance premiums paid by the Company for each of the named executive officers and the payout of accrued paid time off in connection with our restructuring in 2017 in the following amounts:  Dr. Hedrick, $81,482; Mr. Girão, $43,526; and Mr. Harris, $38,128. In addition, during 2017, the Company paid directly to third party vendors $50,260 related to the relocation of Mr. Harris from Tokyo to San Diego.

(4)	Mr. Harris resigned from Cytori effective May 1, 2018.

Narrative Disclosures to Summary Compensation Table

Executive Compensation

In the process of determining compensation for our NEOs, the Compensation Committee considers the current financial position of the Company, the strategic goals of the Company and the performance of each of our NEOs. The Committee also from time to time considers the various components (described below) of our compensation program for executives in relation to compensation paid by other public companies, compensation data from Radford Global Life Sciences Survey and BIOCOM Total Rewards Survey, their historical review of all

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executive officer compensation, and recommendations from our CEO (other than for his own salary). From time to time the Compensation Committee engages the services of outside compensation consultants to provide compensation research, analysis and recommendations, although it did not do so during 2018. The Compensation Committee has the sole authority to select, compensate and terminate its external advisors.

The Compensation Committee utilizes the following components of compensation (described further below) to strike an appropriate balance between promoting sustainable and excellent performance and discouraging any inappropriate short-sighted risk-taking behavior:

•	Base salary;
•	Annual long-term equity compensation;
•	Personal benefits and perquisites; and
•	Acceleration and severance agreements tied to changes on control of the Company.

Base Salaries

None of our NEOs received base salary increases for 2018.

Annual Bonuses (Executive Management Incentive Compensation Plan)

Our Compensation Committee adopted the Cytori Therapeutics Executive Management Incentive Compensation, or EMIC, plan to increase the performance-based component of our executives’ compensation by linking their annual cash bonus payments to achievement of shorter-term performance goals. Target bonuses are reviewed annually and established as a percentage of the executives’ base salaries, generally based upon seniority of the officer and targeted at or near the median of the peer group (with reference to our corporate compensation philosophy) and relevant survey data (including the Radford Global Life Sciences Survey and BIOCOM Total Rewards Survey). Each year the Compensation Committee establishes corporate and individual objectives and respective target percentages, taking into account recommendations from our Chief Executive Officer as it relates to executive positions other than the Chief Executive Officer’s compensation. Our Chief Executive Officer’s EMIC plan is set by the Compensation Committee to align entirely with our overall corporate objectives, while the other NEOs are also provided individual goals that constitute a portion of their overall EMIC plans. After each fiscal year-end, our Chief Executive Officer provides the Compensation Committee with a written evaluation showing actual performance as compared to corporate and/or individual objectives, and the Compensation Committee uses that information, along with the overall corporate performance, to determine what percentage of each executive’s bonus target will be paid out as a bonus for that year. Overall, we attempt to set the corporate and individual functional goals to be highly challenging yet attainable.

For 2018, the general corporate goals approved by the Board (upon recommendation of the Compensation Committee for purposes of executive compensation) were determined by the Compensation Committee to account for 100% of the target cash bonus amount payable under the EMIC plan for our Chief Executive Officer, Dr. Hedrick, and to account for 75% of the overall target bonus amount payable under the EMIC plans for our other NEOs. The Company’s general corporate objectives included clinical, financial and operational objectives, including the pipeline expansion goals; the achievement of certain year-end cash objectives, revenue goals and business development objectives; and various operational objectives.

The following individual objectives for the NEOs other than Dr. Hedrick expanded upon their particular functions in the overall corporate objectives and were weighted as 25% of their respective overall target bonus amounts.

Mr. Girão’s individual objectives included the achievement of certain investor-related, liquidity, and operating cash management goals.

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Mr. Harris’s individual objectives included achievement of certain revenue, product utilization and business development/partnering goals. Mr. Harris resigned from Cytori in May 2018 and was not eligible to receive a bonus for 2018.

Our NEOs’ target bonuses for 2018 as a percentage of base salary were as follows:  Dr. Hedrick, 55% (unchanged from 2017); Mr. Girao, 40% (unchanged from 2017); and Mr. Harris, 40% (unchanged from 2017).  The Compensation Committee, in its January 2019 meeting, evaluated our achievement in 2019 as compared to overall the corporate and individual objectives for the NEOs in the 2018 EMIC Plan described above. The Committee evaluated the overall results and then evaluated the NEOs’ achievement relative to their own functional objectives and the results are tabulated in the table below:

Officer and Position	Target Bonus as a % of Salary	% of Target Bonus Awarded	Bonus Awarded as a % of Salary	Amount of 2018 Bonus Payable in 2019(1)
Marc H. Hedrick, M.D.	55%	35%	19%	$98,175
President & CEO
Tiago M. Girao,	40%	35%	14%	$43,260
CFO and SVP of Operations

(1)	The 2018 bonus amounts are payable in 2019.

The target bonuses (as a percentage of base salary) for our NEOs for fiscal year 2019 remain unchanged from the 2018 target bonuses described above.

Long-Term Equity Compensation

We designed our long-term equity grant program to further align the interests of our executives with those of our stockholders and to reward the executives’ longer-term performance. Historically, the Compensation Committee has granted individual option grant awards, although from time-to-time, to further increase the emphasis on compensation tied to performance, the Compensation Committee may grant other equity awards as allowed by the 2014 Equity Incentive Plan. The Compensation Committee grants stock options, restricted stock, restricted stock units and similar equity awards permitted under our plans based on its judgment as to whether the complete compensation packages to our executives, including prior equity awards, are appropriate and sufficient to retain and incentivize the executives and whether the grants balance long-term versus short-term compensation. The Compensation Committee also considers our overall performance as well as the individual performance of each NEO, and the potential dilutive effect of restricted stock awards, and the dilutive and overhang effect of the equity grant awards, and recommendations from the Chief Executive Officer (other than with respect to his own equity awards).

Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant.

In 2018, our NEOs were not granted any stock options of our common stock.

Personal Benefits and Perquisites

All of our executives are eligible to participate in our employee benefit plans, including medical, dental, vision, life insurance, short-term and long-term disability insurance, flexible spending accounts, 401(k), and an Employee Stock Purchase Program (ESPP). These plans are available to all full-time employees. In keeping with our philosophy to provide total compensation that is competitive within our industry, we offer limited personal benefits and perquisites to executive officers that include supplemental long-term disability insurance. You can find more information on the amounts paid for these perquisites to or on behalf of our NEOs in our 2018 Summary Compensation Table.

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Company Acquisition / Post-Termination Compensation

We have entered into individual change of control and severance agreements, or CIC Agreements, with each of our NEOs. The CIC Agreements provide for certain severance benefits to be paid to each of our NEOs in the event of his involuntary termination without cause, or due to the executive’s resignation for good reason (including the Company’s material breach of its obligations, material reduction in duties, responsibilities, compensation or benefits, or relocation by more than 30 miles without prior consent), provided such termination or resignation occurs in connection with an acquisition of the Company. Upon such termination or resignation in the event of an acquisition, Dr. Hedrick would receive a lump sum payment of 18 times his monthly base salary, and 18 times his monthly COBRA payments, and Mr. Girão and Mr. Harris would each receive a lump sum payment of 12 times his monthly base salary, and 12 times his monthly COBRA payments. Notwithstanding the foregoing, these NEOs’ employment may be terminated for cause (including extended disability, repudiation of their CIC Agreements, conviction of a plea of no contest to certain crimes or misdemeanors, negligence that materially harms us, failure to perform material duties without cure, drug or alcohol use that materially interferes with performance, and chronic unpermitted absence) without triggering an obligation for us to pay severance benefits under the CIC Agreements.

In addition, under the CIC Agreements, any unvested stock options granted to each of the above named executive officers would vest in full upon (1) the date of the executive’s termination under the circumstances described above following entry into an acquisition agreement (subject to the actual consummation of the acquisition) or (2) consummation of an acquisition. Outstanding Equity Awards at December 31, 2018.

Outstanding Equity Awards at December 31, 2018

The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2018.  Mr. Harris did not hold any outstanding equity awards as of December 31, 2018.

	Option Awards
Name	Option Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable(5)	Number of Securities Underlying Unexercised Options (#) Un- Exercisable (2)(5)		Option Exercise Price ($)(5)	Option Expiration Date
Marc H. Hedrick, M.D., President and Chief	2/05/2010	733	—		$1006.50	2/05/2020
Executive Officer	1/27/2011	366	—		$835.50	1/27/2021
	1/26/2012	766	—		$516.00	1/26/2022
	1/31/2013	1,222	—		$411.00	1/31/2023
	1/31/2013	611	—		$750.00	1/31/2023
	4/11/2014	1,900	—		$357.00	4/11/2024
	8/21/2014	666	—	(3)	$210.00	8/21/2024
	1/30/2015	1,600	—		$72.00	1/30/2025
	1/04/2016	4,291	1,270		$28.08	1/04/2026
	3/08/2017	4,419	5,215		$15.50	3/08/2027
Tiago M. Girao,	9/2/2014	1,000(4)	—		$204.00	9/2/2024
Former CFO and SVP of Operations	1/30/2015	800(4)	—		$72.00	1/30/2025
	1/04/2016	1,804	528		$28.08	1/04/2026
	3/08/2017	1,428	1,681		$15.50	3/08/2027

(1)	For a better understanding of this table, we have included an additional column showing the grant date of the stock options.

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(2)

Unless otherwise provided, stock options are subject to four-year vesting, and have a contractual term of 10 years from the date of grant. Awards presented in this table contain one of the following two vesting provisions:

•

With respect to an initial stock option grant to an employee, 25% of the shares subject to the award vest on the one-year anniversary of the vesting start date, while an additional 1/48th of the remaining option shares vest at the end of each month thereafter for 36 consecutive months, or

•

With respect to stock option grants made to an employee after one full year of employment, 1/48th of the shares subject to the award vest at the end of each month over a four-year period, as measured from the vesting start date.

(3)	The August 2014 stock option awards vested as to 50% of the shares subject to such awards after one year of service and the additional 50% vested on the second anniversary of the grant.
(4)

These options were granted during the first year of the NEO’s employment and thus were subject to the following vesting schedule: 25% of the shares subject to the award vest on the one-year anniversary of the vesting start date, while an additional 1/48th of the remaining option shares vest at the end of each month thereafter for 36 consecutive months.

(5)	We consummated a 1-for-15 reverse stock split in May 2016 and a 1-for-10 reverse stock split in May 2018. The amounts set forth in this column reflect these two reverse stock splits.

Director Compensation

Generally, our Board believes that the level of director compensation should be based on time spent carrying out Board and committee responsibilities and be competitive with comparable companies. In addition, the Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board makes changes in its director compensation practices only upon the recommendation of the Compensation Committee, and discussion and approval by the Board.

The following table summarizes director compensation awarded to, earned by or paid to our non-employee directors who served on our Board during fiscal year 2018.

(a)	(b)	(c)	(d)	(e)
	Fees Earned or Paid in Cash	Stock Awards	Option Awards(3)(4)	Total
Director Name(1)	($)	($)	($)	($)
Richard J. Hawkins, Chairman	$50,000	—	$—	$50,000
Gary A. Lyons(2)	$42,500	—	$—	$42,500
Gregg Lapointe	$45,000	—	$—	$45,000
Ronald A. Martell	$40,000	—	$—	$40,000	12

(1)

Dr. Hedrick is not included in this table as he is an employee of ours and receives no extra compensation for his service as a director. The compensation received by Dr. Hedrick in his capacity as an employee is set forth in the 2018 Summary Compensation Table and further described in the “Narrative Disclosures to Summary Compensation Table” above

(2)	Mr. Lyons resigned from the Board of Directors in January 2019.
(3)	No option awards were granted to our non-employee directors during 2018.
(4)

As of December 31, 2018, our non-employee directors held the following aggregate outstanding options: Richard Hawkins: 3,503 options; Mr. Lyons: 3,164 options; Ronald Martell: 5,000 options; and Gregg Lapointe: 5,000 options.

Director Compensation Program

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Our Board of Directors, following the Compensation Committee’s recommendation, has approved our Director Compensation Program. The cash components of the Director Compensation Program are as follows:

•	$30,000 annual cash retainer for Board members;
•	$20,000 annual cash retainer for the Chairman of the Board;
•	$12,500 annual cash retainer for the Chairman of the Audit Committee;
•	$7,500 annual cash retainer for the Chairman of our Compensation Committee and Governance and Nominating Committee; and
•	$2,500 annual cash retainer for each non-Chairman committee member.

The Director Compensation Program also provides for certain equity awards to our non-employee directors as follows:

•

Initial grants for new directors:  Initial option grant, upon commencement of services, to purchase 50,000 shares of our common stock, vesting over two years in equal, annual installments as measured from the grant date;

Annual grants for existing directors: Recurring option grants to purchase 25,000 shares of our common stock, vesting in one installment on the first anniversary of the grant date.   Our Board of Directors, however, determined that no equity awards would be granted to the non-employee directors during 2018.

We have not yet completed our 2019 annual equity award grant-making process pursuant to which we will grant annual equity awards to our directors.  We expect the annual grants will occur in April 2019.

The Compensation Committee believes that the Director Compensation Program is remain aligned with director compensation practices at our peer companies while considering the ongoing cash constraints of the Company.

Equity Compensation Plan Information

The following table gives information as of December 31, 2018 about shares of our common stock that may be issued upon the exercise of outstanding options, warrants and rights and shares remaining available for issuance under all of our equity compensation plans:

Plan Category	Number of securities to be Issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	16,337	$557.67	—
Equity compensation plans approved by security holders(2)	89,769	$20.98	947,856
Equity compensation plans not approved by security holders(3)	31,496	$0.64	171
Total	137,602	$80.04	948,027

(1)	The 2004 Stock Option and Stock Purchase Plan expired in August 2014.
(2)	See Proposal #3 above for a description of our 2014 Equity Incentive Plan.
(3)

See Note 11 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 29, 2019 for a description of our 2015 New Employee Incentive Plan.

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AUDIT MATTERS

Report of the Audit Committee

The duties and responsibilities of the Audit Committee are set forth in its written charter, a copy which is available on the Company’s website. Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

Management has primary responsibility for the system of internal controls over financial reporting, disclosure controls and procedures, and for preparing the Company’s consolidated financial statements. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee provided the following report:

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2018 with the Company’s management and the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”).  The Audit Committee has discussed with BDO the matters required to be discussed by AS 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from BDO required by the applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence regarding BDO’s communications with the Audit Committee concerning independence, discussed with BDO their independence, and concluded that the non-audit services performed by BDO are compatible with maintaining their independence.  BDO advised the audit committee that BDO was and continues to be independent accountants with respect to the Company.  Based upon the Audit Committee’s review and discussions as noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Respectfully submitted,
Gregg A. Lapointe (Chairman)
Ronald A. Martell
Gary A. Lyons

Principal Accountant Fees and Services

On July 12, 2016, the Audit Committee appointed BDO USA, LLP, or BDO, as our independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to completion of its standard client acceptance procedures (which were subsequently completed).  Additionally, the Audit Committee appointed BDO as our independent public accounting firm for the fiscal years ending December 31, 2017 and December 31, 2018. The decision to engage BDO as our independent registered public accounting firm was recommended by the Audit Committee and approved by the Board.

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services.  No fees charged by BDO during 2018 were approved under the Regulation S-X Rule 2.01(c)(7)(i)(C) exception to the pre-approval requirement.  In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

The following table shows the aggregate fees paid or accrued by us for the audit and other services provided by BDO for fiscal years ended December 31, 2018 and 2017.

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	Fiscal Year Ended December 31,

	2018	2017
Audit Fees (1)	$384,000	$378,000
Audit Related Fees (2)	-	-
Tax Fees (3)	33,000	32,000
Total	$417,000	$410,000

( (1)

Audit fees consist of fees for professional services performed by BDO USA, LLP for the audit of our annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 29, 2019 and review of financial statements included in our quarterly Form 10-Q filings, reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements.

( (2)	Audit related fees consist of fees for assurance and related services, performed by BDO USA, LLP that are reasonably related to the performance of the audit or review of our financial statements.
( (3)	Tax fees consist of fees for professional services performed by BDO USA, LLP with respect to tax compliance, tax advice, tax consulting and tax planning.

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OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should be properly brought before the meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.

Stockholders Sharing the Same Address

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Notice of Availability of Proxy Materials is being delivered to that address unless contrary instructions from any stockholder at that address were received.  This practice, known as “householding,” is intended to reduce our printing and postage costs.  However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (858) 458-0900.  The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household.  If it does not, a stockholder who would like to make one of these requests should contact us as indicated above.

Stockholder Proposals for the 2020 Meeting

Stockholders interested in submitting a proposal for consideration at our 2020 Annual Meeting must do so by sending such proposal to our Corporate Secretary at Cytori Therapeutics, Inc., 3020 Callan Road, San Diego, CA 92121, Attention:  Corporate Secretary. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2020 Annual Meeting is December 20, 2019. Accordingly, for a stockholder proposal to be considered for inclusion in our proxy materials for the 2020 Annual Meeting, any such stockholder proposal must be received by our Corporate Secretary on or before December 20, 2019 and comply with the procedures and requirements set forth in Rule 14a‑8 under the Securities Exchange Act of 1934.

In addition, our bylaws require advance notice of business to be brought before a stockholders’ meeting (other than non-binding proposals presented under Rule 14a-8), including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 120 days prior to the anniversary date of the preceding year’s proxy statement and must contain specified information concerning the matters to be brought before such meeting, including nominations, if applicable, and concerning the stockholder proposing such matters. Any stockholder proposal or nomination received after December 20, 2019 will be considered untimely, and we will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in our bylaws. However, in the event we hold the 2020 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2019 Annual Meeting, a proposal must be received by us a reasonable time before the proxy solicitation is made.  If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgement on any such stockholder proposal or nomination.

By Order of the Board of Directors,

MARC H. HEDRICK
President and Chief Executive Officer

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APPENDIX A

2014 Equity Incentive Plan

Of

Cytori Therapeutics, Inc.

(As Amended and Restated May 28, 2019)

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1.Establishment, Purpose and Term of Plan.

1.1Establishment.  This Plan constitutes an amendment and restatement of the 2014 Equity Incentive Plan of Cytori Therapeutics, Inc. (as amended to date, the “Original Plan”), which was first approved by the Board on February 27, 2014, and approved by the stockholders of the Company on July 31, 2014, as amended by the Board on June 12, 2015, which amendment was approved by the stockholders of the Company on August 13, 2015, and as further amended by the Board on March 3, 2016, which amendment was approved by the stockholders of the Company on May 10, 2016, and as further amended by the Board on January 26, 2017, and as further amended by the Board on March 31, 2017, which amendment was approved by the stockholders of the Company on May 22, 2017, and as further amended by the Board on March 19, 2018, which amendment was approved by the stockholders of the Company on May 18, 2018.  This amended and restated Plan (the “Plan”) was approved by the Board on April 5, 2019, subject to stockholder approval.  The date on which this amended and restated Plan is approved by the stockholders of the Company will be the “Restatement Effective Date.”

1.2Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, and Deferred Compensation Awards.

1.3Term of Plan.  The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, on or before ten (10) years from April 5, 2019, the date the Board approved this amended and restated Plan.

1.4Stockholder Approval.  This amended and restated Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after April 5, 2019, the date the Board approved this amended and restated Plan.  In the event the Restatement Effective Date does not occur because the stockholders of the Company have not approved this amended and restated Plan within said 12-month period, the Original Plan shall continue in full force and effect in accordance with its terms and conditions as in effect immediately prior to the date this amended and restated Plan was approved by the Board.

2.Definitions and Construction.

2.1Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)“Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities.  For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

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(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award, Other Stock-Based Award or Deferred Compensation Award granted under the Plan.

(c)“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.  Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

(d)“Board” means the Board of Directors of the Company.

(e)“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)“Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)“Change in Control” means the occurrence of any one or a combination of the following:

(i)any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Restatement Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the

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stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(j)“Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board.  If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)“Company” means Cytori Therapeutics, Inc., a Delaware corporation, or any successor corporation thereto.

(l)“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S‑8 under the Securities Act.

(m) Deferred Compensation Award” means an Award granted to a Participant pursuant to Section 12.

(n)“Director” means a member of the Board.

(o)“Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p)“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such

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Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award (other than an Option or SAR) held by such Participant. Notwithstanding anything to the contrary contained in the Plan, no dividends or Dividend Equivalent Rights that are paid prior to the vesting of any Award subject to Vesting Conditions shall be paid to a Participant with respect to such Award unless and until such Vesting Conditions are subsequently satisfied and the Award vests.

(q)“Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion, whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)“ERISA” means the Employee Retirement Income Security Act of 1974 and any applicable regulations or administrative guidelines promulgated thereunder.

(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date.

(ii)Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

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(u)“Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(v)“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(w)“Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x)“Net Exercise” means a Net Exercise as defined in Section 6.3(b)(ii).

(y)“Nonemployee Director” means a Director who is not an Employee.

(z)“Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa)“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb)“Officer” means any person designated by the Board as an officer of the Company.

(cc)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd)“Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ee)“Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff)“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg)“Participant” means any eligible person who has been granted one or more Awards.

(hh)“Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii)“Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

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(jj)“Performance Award” means an Award of Performance Shares or Performance Units.

(kk)“Performance Award Formula” means, for any Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of an Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll)“Performance-Based Compensation” means compensation under an Award granted under the Plan prior to November 2, 2017 that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its repeal.

(mm)“Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn)“Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo)“Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp)“Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq)“Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(rr)“Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(ss)“Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(tt)“Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(uu)“Rule 16b‑3” means Rule 16b‑3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(vv)“SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(ww)“Section 162(m)” means Section 162(m) of the Code.

(xx)“Section 409A” means Section 409A of the Code.

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(yy)“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(zz)“Securities Act” means the Securities Act of 1933, as amended.

(aaa)“Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant.  Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(bbb)Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture.  For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

(ccc)“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(ddd)“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(eee)“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(fff)“Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ggg)“Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to

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forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.Administration.

3.1Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.  All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b‑3.

3.4Committee Complying with Section 162(m).    Should any Awards made under the Plan prior to November 2, 2017, be intended to qualify as Performance-Based Compensation within the meaning of Section 162(m)(4)(C) of the Code prior to its repeal, then all such determinations regarding such Awards will be made solely by a Committee comprised solely of two of more “outside directors” within the meaning of Section 162(m) of the Code.

3.5Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, including, but not limited to the prohibitions on Option or SAR repricings set forth in Section 3.6, the Committee shall have the full and final power and authority, in its discretion:

(a)to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)to determine the type of Award granted;

(c)to determine the Fair Market Value of shares of Stock or other property;

(d)to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the

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exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f)to approve one or more forms of Award Agreement;

(g)to amend, modify, or cancel any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof.  This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 4.3.

3.7Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason

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of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.Shares Subject to Plan.

4.1Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.3, as of the Restatement Effective Date, the maximum number of shares of Stock that may be issued under the Plan pursuant to Awards shall be equal to Five Million Forty Thousand and Thirteen (5,040,013) shares.  Shares of Stock that may be issued under the Plan pursuant to Awards shall consist of authorized or reacquired shares of Stock or any combination thereof.

4.2Share Counting.

(a)If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, then in each case the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.  Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations applicable to SARs and Options pursuant to Section 17.2, shall not again be available for issuance under the Plan.  Shares withheld by the Company in satisfaction of tax withholding obligations described in Section 17.2 with respect to Full Value Awards, shall again be available for issuance under the Plan.  Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares subject to the SAR.  If the exercise price of an Option is paid by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.  Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added to the shares of Stock authorized for grant under this Plan.

(b)Any shares of Stock that again become available for grant pursuant to this Section shall be added back as one (1) share of Stock for every one share subject to an Award.

4.3Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities

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of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.  Unless otherwise determined by the Committee, no adjustment or action described in this Section 4.3 or in any other provision of the Plan shall be authorized to the extent it would (i) with respect to Awards which are intended to qualify as Performance-Based Compensation, cause such Awards to fail to so qualify as Performance-Based Compensation, (ii) cause the Plan to violate Section 422(b)(1) of the Code, (iii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iv) cause an Award to fail to be exempt from or comply with Section 409A.

4.4Assumption or Substitution of Awards.  The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.  In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the share reserve set forth above.  Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added to the shares of Stock authorized for grant under this Plan.

5.Eligibility, Participation and Award Limitations.

5.1Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.

5.2Participation in the Plan.  Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3Award Limitations.

(a)Incentive Stock Option Limitations.

(i)Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed Five Million Forty Thousand and Thirteen (5,040,013) shares.

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(ii)Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(iii)Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b)Limit on Awards to Nonemployee Directors.  Notwithstanding any other provision of the Plan to the contrary, the Board may establish compensation for Nonemployee Directors from time to time, subject to the limitations in the Plan.  The Board will from time to time determine the terms, conditions and amounts of all such Nonemployee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Nonemployee Director as compensation for services as a Nonemployee Director during any calendar year of the Company may not exceed $500,000 (increased to $700,000 in the calendar year of his or her initial service as a Nonemployee Director).  The Board may make exceptions to this limit for individual Nonemployee Directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the Nonemployee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Nonemployee Directors.

6.Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock

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Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3Payment of Exercise Price.

(a)Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, or (2) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)Limitations on Forms of Consideration.

(i)Cashless Exercise.  A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)Net Exercise.  A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

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6.4Effect of Termination of Service.

(a)Option Exercisability.  Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.  Except as otherwise provided in the Award Agreement, or other agreement governing the Option, and subject to Section 6.2 above, vested Options shall remain exercisable following a termination of Service as follows:

(i)Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of two (2) years after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of two (2) years after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(iii)Termination for Cause.  Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of ninety (90) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)Extension if Exercise Prevented.  Notwithstanding the foregoing, other than with respect to a termination of Service for Cause, and subject to the requirements of Section 409A, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below because such exercise would violate applicable securities laws, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer violate applicable securities laws or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option may be assignable or transferable subject to the applicable limitations, described

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in the General Instructions to Form S‑8 under the Securities Act; provided that no consideration may be received for any transfer.  An Incentive Stock Option shall not be assignable or transferable in any manner.

7.Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that  the exercise price per share subject to a SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.  Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.2Exercisability and Term of SARs.  SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR, and (ii) no SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of a SAR, each SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.3Exercise of SARs.  Upon the exercise of a SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR.  For purposes of Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.4Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, a SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.5Transferability of SARs.  During the lifetime of the Participant, a SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  A SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a SAR

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may be assignable or transferable subject to the applicable limitations, described in the General Instructions to Form S‑8 under the Securities Act; provided that no consideration may be received for any transfer.

8.Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right.  Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.

8.2Purchase Price.  The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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8.6Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall vest and become nonforfeitable only if the underlying shares of Stock subject to the Restricted Stock Award become vested (including, but not limited to, the satisfaction of any performance related Vesting Condition).  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7Effect of Termination of Service.  Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8Nontransferability of Restricted Stock Award Rights.  Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.

9.2Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

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9.3Vesting.  Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

9.4Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock.  The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such additional Restricted Stock Units shall be subject to the same terms and conditions, including any Vesting Conditions, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion (but in any event within the Short-Term Deferral Period, except as otherwise provided by the Committee or consistent with the requirements of Section 409A), and set forth in the Award Agreement, one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares

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of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement.  Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7Nontransferability of Restricted Stock Unit Awards.  The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1Types of Performance Awards Authorized.  Performance Awards may be granted in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Award to be paid to the Participant.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including, if applicable, the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”):

(a)Performance Measures.  Performance Measures shall be calculated in accordance with a methodology established by the Committee.  Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.

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Performance Measures may be one or more performance criteria determined by the Committee, which may include, but are not limited to, the following:  (i) revenue; (ii) sales; (iii) expenses; (iv) operating income; (v) gross margin; (vi) operating margin; (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (vii) pre-tax profit; (ix) net operating income; (x) net income; (xi) economic value added; (xii) free cash flow; (xiii) operating cash flow; (xiv) balance of cash, cash equivalents and marketable securities; (xv) stock price; (xvi) earnings per share; (xvii) return on stockholder equity; (xviii) return on capital; (xix) return on assets; (xx) return on investment; (xxi) total stockholder return; (xxii) employee satisfaction; (xxiii) employee retention; (xxiv) market share; (xxv) customer satisfaction; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; and (xxix) completion of a joint venture or other corporate transaction.

(b)Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5Settlement of Performance Awards.

(a)Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  In determining amounts payable under Awards  intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), unless otherwise provided under an Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce (but not increase) some or all of the value of the Award that would otherwise be paid to the Participant upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Award that is intended to qualify as Performance-Based Compensation.

(c)Effect of Leaves of Absence.  Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d)Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

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(e)Additional Limitations for Performance-Based Compensation.  Notwithstanding any other provision of the Plan or any Award, with respect to any Award which is intended to continue to qualify as Performance-Based Compensation (as described in Section 162(m)(4)(C) of the Code prior to its repeal) (or which was not subject to the deduction limitation of Section 162(m) of the Code) pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017, to the extent any of the provisions of the Plan or any Award (or any amendments hereto pursuant to this amendment and restatement of the Plan) would cause such Awards to fail to so qualify or be so exempt, any such provisions shall not apply to such Awards to the extent necessary to ensure the such Awards continue to so qualify or be so exempt.  In addition, any Award which is intended to continue to qualify as Performance-Based Compensation (as described in Section 162(m)(4)(C) of the Code prior to its repeal) (or to otherwise not be subject to the deduction limitation of Section 162(m) of the Code) pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017 shall be subject to any additional limitations as the Committee determines necessary for such Award to continue to so qualify or be so exempt. To the extent permitted by applicable law, and the Plan and any such Awards shall be deemed amended to the extent necessary to conform to such requirements.

10.6Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period (except as otherwise provided by the Committee or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.7Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited.  Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock.  The number of additional Performance Shares (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.

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Dividend Equivalent Rights shall be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee.  Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.6.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals and Vesting Conditions as are applicable to the Award.

10.8Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award or in the Participant’s employment agreement, if any, referencing such Awards, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.6.

(b)Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

10.9Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1Grant of Cash-Based Awards.  Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2Grant of Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant

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or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine.  Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee.  The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.  Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines.  To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award.  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the underlying Award and shall be paid in accordance with the provisions set forth in Section 9.4.  Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6Effect of Termination of Service.  Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service.  Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other

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Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7Nontransferability of Cash-Based Awards and Other Stock-Based Awards.  Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.Deferred Compensation Awards.

12.1Establishment of Deferred Compensation Award Programs.  This Section 12 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section.  If the Committee determines that any such program may constitute an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, the Committee shall adopt and implement such program through a separate subplan to this Plan.  Eligibility to participate in such subplan shall be limited to Directors and a select group of management or highly compensated employees, and the Committee shall take all additional actions required to qualify such subplan as a “top-hat” unfunded deferred compensation plan, including filing with the U.S. Department of Labor within 120 days following the adoption of such subplan a notice pursuant to Department of Labor Regulations Section 2520.104-23.

12.2Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions applicable to the appropriate form of Award as set forth in the applicable section of this Plan.

(a)Limitation on Elections.  Notwithstanding any Participant’s prior election to reduce cash compensation pursuant to a program established in accordance with this Section 12, no Deferred Compensation Award may be granted to the Participant after termination of the Plan or termination of the Participant’s Service, and any such cash compensation shall be paid at the normal time and in accordance with the terms of the applicable cash compensation arrangement.

(b)Election Irrevocable.  A Participant’s election to reduce cash compensation pursuant to a program established in accordance with this Section 12 shall become irrevocable on the last day of the calendar year prior to the year in which the services are to be rendered with respect to which such cash compensation would otherwise become payable, or at the time otherwise required by Section 409A.

(c)Vesting.  Deferred Compensation Awards may be fully vested at grant or may be subject to such Vesting Conditions as the Committee determines.

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13.Standard Forms of Award Agreement.

13.1Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time.  No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

13.2Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14.Change in Control.

14.1Effect of Change in Control on Awards.  Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)Accelerated Vesting.  In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b)Assumption, Continuation or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control.  Any Award or portion thereof which is not assumed, substituted for, or otherwise continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)Cash-Out of Outstanding Stock-Based Awards.  The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately

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prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award.  In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Except as otherwise provided by the Committee, payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

14.2Federal Excise Tax Under Section 4999 of the Code.

(a)Excess Parachute Payment.  In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant, subject to compliance with applicable law (including, but not limited to the rules imposed by Section 409A), may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)Determination by Independent Accountants.  To aid the Participant in making any election called for under Section 14.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 14.2(a), the Company may request a determination in writing by independent public accountants selected by the Company (the “Accountants”).  As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant.  For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code.  The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination.  The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

15.Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not

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have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16.Compliance with Section 409A.

16.1Awards Subject to Section 409A.  The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed.  The provisions of this Section 16 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation.  To the extent that the Committee determines that any Award granted under the Plan is Section 409A Deferred Compensation, the Plan, and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of the Participating Companies is Section 409A Deferred Compensation, and such Award or other amount is payable on account of a Participant’s termination of Service (or any similarly defined term), then such Award or amount shall only be paid to the extent such termination of Service qualifies as a “separation from service” as defined in Section 409A,

16.2Installment Payments.  It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

16.3Required Delay in Payment to Specified Employee Pursuant to Separation from Service.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) on account of his or her termination of Service (or any similarly defined term) before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death.  All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

16.4Payment Upon Change in Control.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.  Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 14.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 409A), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

16.5Prohibition of Acceleration of Payments.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

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16.6No Representation Regarding Section 409A Compliance.  Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A.  No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

17.Tax Withholding.

17.1Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2Withholding in or Directed Sale of Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

18.Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) any amendment to Section 3.6, and (d) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant.  Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19.Miscellaneous Provisions.

19.1Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the

Proxy Statement | Page A-29

Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2Forfeiture Events.

(a)The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b)If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.  In addition, to the extent claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

19.3Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

19.6Delivery of Title to Shares.  Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the

Proxy Statement | Page A-30

Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8Retirement and Welfare Plans.  Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.  In addition, unless a written employment agreement or other service agreement references Awards, a general reference to “benefits” in such agreement shall not be deemed to refer to Awards granted hereunder.

19.9Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

Proxy Statement | Page A-31

19.13Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

Proxy Statement | Page A-32

APPENDIX B

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CYTORI THERAPEUTICS, INC.

Cytori Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the corporation is Cytori Therapeutics, Inc. (the “Corporation”).

SECOND:On April 5, 2019, the Board of Directors of the Corporation duly adopted resolutions approving the following amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for such consideration of such amendment at the Corporation’s annual meeting of the stockholders.

THIRD:On May 28, 2019, the Corporation’s annual meeting of the stockholders was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: Article IV.A of the Amended and Restated Certificate of Incorporation of the Corporation be hereby amended and restated to read in its entirety as follows:

“This Corporation is authorized to issue two classes of stock to be designated, respectively, ‘Common Stock’ and ‘Preferred Stock.’ The total number of shares which the Corporation is authorized to issue is _________ Million (________) shares, __________ Million (_________) shares of which shall be Common Stock (the ‘Common Stock’) and Five Million (5,000,000) shares of which shall be Preferred Stock (‘Preferred Stock’). The Common Stock and Preferred Stock shall each have a par value of $0.001 per share.

Upon the filing and effectiveness (the "Effective Time"), pursuant to the General Corporation Law of the State of Delaware, of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each ________ (_______) shares of Common Stock either issued and outstanding or held by the Corporation in its treasury immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the "Reverse Stock Split"). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares shall be entitled to the rounding up of the fractional share to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

Proxy Statement | Page B-1

FIFTH:This amendment to the Corporation’s Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

***************************************

IN WITNESS WHEREOF, Cytori Therapeutics, Inc. has caused this Certificate of Amendment to be signed by the undersigned, thereunto duly appointed, this __th day of ___, 2019.

CYTORI THERAPEUTICS, INC.

By:

Name:  Marc H. Hedrick

Title:  President and Chief Executive Officer

Proxy Statement | Page B-2

CYTORI THERAPEUTICS INC
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P O BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/27/2019 for shares held directly and by 11:59 P.M. ET on 05/25/2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/27/2019 for shares held directly and by 11:59 P.M. ET on 05/25/2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Richard J. Hawkins 02 Marc H. Hedrick, M.D. 03 Ronald A. Martell 04 Gregg A. Lapointe

For All	Withhold All	For All Except
0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2019 fiscal year.	0	0	0
3. Approval of the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan.	0	0	0
4. Approval of an amendment to our amended and restated certificate of incorporation, as amended, to effect, at the discretion of our board of directors (with the effectiveness or abandonment of such amendment to be determined by the board of directors as permitted under Section 242(c) of the Delaware General Corporation Law) a reverse stock split of our shares of common stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than ... and not greater than ..., such exchange ratio to be determined by our board of directors at its sole discretion.	0	0	0
5. Non-binding advisory vote on compensation of our named executive officers.	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000416317_1 R1.0.1.18

0000000000 02

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com

CYTORI THERAPEUTICS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Marc H. Hedrick, M.D., and Gary Titus, or any of them, as proxy holders each with full power of substitution, to appear on behalf and to vote all shares of common stock of Cytori Therapeutics, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 28, 2019, and at any postponement thereof.

When properly executed, this proxy will be voted as directed. If properly executed and no instructions are specified, this proxy will be voted FOR the election of the listed Nominees as Directors under Proposal 1, FOR Proposals 2, 3, 4 and 5, and at the discretion of the proxies with respect to such other business as may properly come before the meeting. The proxies, in their discretion, are further authorized to vote (a) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (b) on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (c) on other matters which may properly come before the Annual Meeting of Stockholders and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

Continued and to be signed on reverse side

0000416317_2 R1.0.1.18